UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12

BENSON HILL, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

April 27, 2022
To Our Stockholders:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders, or the Annual Meeting, of Benson Hill, Inc., on Monday, June 13, 2022 at 10:00 a.m. Central Time. The Annual Meeting will be a completely virtual meeting, conducted only via live webcast on the internet at www.virtualshareholdermeeting.com/BHIL2022. There will be no physical location for the Annual Meeting. You will be able to attend and participate in the Annual Meeting online and vote your shares electronically. In addition, although the live webcast is available only to stockholders at the time of the meeting, following completion of the Annual Meeting, a webcast replay will be posted to the Investor Relations section of our website at https://investors.bensonhill.com.
The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. The Annual Meeting materials include the notice, the proxy statement, our annual report on Form 10-K and the proxy card, each of which is enclosed.
Please use this opportunity to vote on the business to come before the Annual Meeting. You will receive a Notice of Internet Availability of Proxy Materials, or the Notice, which we expect to mail on or about May 2, 2022, unless you have previously requested to receive our proxy materials in paper form. Only stockholders of record at the close of business on April 14, 2022 may vote at the Annual Meeting and any postponements or adjournments of the meeting. All stockholders are cordially invited to participate in the Annual Meeting and any postponements or adjournments of the meeting. However, to ensure your representation at the Annual Meeting, please vote as soon as possible by using the internet or telephone, as instructed in the Notice. Alternatively, you may follow the procedures outlined in the Notice to request a paper proxy card to submit your vote by mail. Returning the paper proxy card or voting electronically does NOT deprive you of your right to participate in the virtual meeting and to vote your shares for the matters acted upon at the meeting.
Your vote is important. Whether or not you expect to attend and participate in the Annual Meeting, please submit your proxy electronically via the internet or by telephone by following the instructions in the Notice or, if you asked to receive the proxy materials in paper form, please complete, sign and date the proxy card and return it in the postage paid envelope provided.

Sincerely,
/s/ Matthew B. Crisp
Matthew B. Crisp
Chief Executive Officer and Director
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 13, 2022: THE PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021 ARE AVAILABLE FREE OF CHARGE AT www.proxyvote.com.

BENSON HILL, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date, Time and Place:		The Annual Meeting will be held on Monday, June 13, 2022 at 10:00 a.m. Central Time via live webcast on the internet at www.virtualshareholdermeeting.com/BHIL2022.

Items of Business:	1.	To elect the nine (9) nominees identified in the accompanying proxy statement to serve as directors for the ensuing year (Proposal No. 1);
	2.	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of Benson Hill, Inc. for the fiscal year ending December 31, 2022 (Proposal No. 2);
	3.	To approve the Company’s 2022 Employee Stock Purchase Plan (Proposal No. 3); and
	4.	To transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Record Date:		Only stockholders of record at the close of business on April 14, 2022 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

Proxy Voting:		Holders of our common stock are entitled to one vote for each share of common stock held as of the above record date.

For questions regarding your stock ownership, you may contact us through our Investor Relations section of our website at https://investors.bensonhill.com or, if you are a registered holder, contact our transfer agent, Continental Stock Transfer and Trust Company, through its website at www.continentalstock.com or by phone at 212.509.4000.

April 27, 2022
By Order of the Board of Directors,
/s/ Daniel Jacobi
Daniel Jacobi
Chairperson of the Board

BENSON HILL, INC.

i

BENSON HILL, INC.
PROXY STATEMENT FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MONDAY, JUNE 13, 2022
APRIL 27, 2022

INFORMATION ABOUT SOLICITATION AND VOTING
The accompanying proxy is solicited on behalf of the Board of Directors of Benson Hill, Inc., or Benson Hill, for use at Benson Hill’s 2022 Annual Meeting of Stockholders to be held on Monday, June 13, 2022 at 10:00 a.m. Central Time via live webcast on the internet at www.virtualshareholdermeeting.com/BHIL2022 (the “Annual Meeting” or “meeting”), and any adjournment or postponement thereof. References in this proxy statement, or Proxy Statement, to “we,” “us,” “our,” “the Company” or “Benson Hill” refer to Benson Hill, Inc.

INTERNET AVAILABILITY OF PROXY MATERIALS
We will mail, on or about May 2, 2022, the Notice of Internet Availability of Proxy Materials, or the Notice, to our stockholders of record and beneficial owners at the close of business on April 14, 2022. On the date of mailing of the Notice, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the Notice. These proxy materials will be available free of charge.
The Notice will identify: the website where the proxy materials will be made available; the date, the time and location of the Annual Meeting; the matters to be acted upon at the meeting and our Board of Directors’ recommendations with regard to each matter; a toll-free telephone number; an e-mail address, and a website where stockholders can request a paper or e-mail copy of the Proxy Statement; our Annual Report on Form 10-K for the year ended December 31, 2021; a form of proxy relating to the Annual Meeting; information on how to access the form of proxy; and information on how to participate in and vote at the virtual meeting.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:	What is Benson Hill?
A:
On September 29, 2021 (the “Closing Date”), Star Peak Corp II (“STPC”), a special purpose acquisition company, consummated a merger pursuant to that certain Agreement and Plan of Merger, dated May 8, 2021 (the “Merger Agreement”), by and among STPC, STPC II Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of STPC (“Merger Sub”), and Benson Hill, Inc., a Delaware corporation (“Legacy Benson Hill”).

Pursuant to the terms of the Merger Agreement, a business combination between STPC and Legacy Benson Hill was effected through the merger of Merger Sub with and into Legacy Benson Hill, with Legacy Benson Hill surviving the transaction as a wholly-owned subsidiary of STPC (the “Merger”).

On the Closing Date, STPC changed its name to Benson Hill, Inc. (which we sometime refer to as “New Benson Hill”) and Legacy Benson Hill changed its name to Benson Hill Holdings, Inc.

Q:		What is the purpose of the meeting?
A:		At the meeting, stockholders will act upon the proposals described in this Proxy Statement.

Q:		What proposals are scheduled to be voted on at the meeting?
A:		Stockholders will be asked to vote on the following three proposals at the meeting:
1.
to elect the nine directors identified in this Proxy Statement to serve for a one-year term or until each such director’s successor is duly elected and qualified or until each such director’s earlier death, resignation, disqualification or removal;

	2.	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
	3.	to approve the Company’s 2022 Employee Stock Purchase Plan.

Q:		Could matters other than Proposal One, Proposal Two, and Proposal Three be decided at the meeting?
A:		Our second amended and restated bylaws, or Bylaws, require that we receive advance notice of any proposal to be brought before the meeting by stockholders of Benson Hill, and we have not received notice of any such proposals. If any other matter were to come before the meeting, the proxy holders appointed by our Board of Directors will have the discretion to vote on those matters for you.

Q:		How does the Board of Directors recommend I vote on these proposals?
A:		Our Board of Directors recommends that you vote your shares:
	●	“FOR ALL” the nominees to the Board of Directors (Proposal One);
	●	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal Two); and
	●	“FOR” the approval of the Company’s 2022 Employee Stock Purchase Plan (Proposal Three).

Q:		Who may vote at the Annual Meeting?
A:		Stockholders of record as of the close of business on April 14, 2022, or the Record Date, are entitled to receive notice of, to attend and participate, and to vote at the Annual Meeting. At the close of business on the Record Date, there were 205,073,012 shares of our common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name
If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials were sent directly to you.

Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker or Nominee

If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the Notice or these proxy materials were forwarded to you by that organization. Please refer to the voting instructions provided by your nominee to vote your shares. You will need your unique 16-digit voting control number, which can be found on the Notice of Internet Availability of Proxy Materials, email or voting instruction form provided by your broker, bank or other holder of record. Proxies submitted by internet or telephone must be received by 11:59 p.m. Eastern Time, on Sunday, June 12, 2022. You may also vote your shares during the Annual Meeting. To do so, visit www.virtualshareholdermeeting.com/BHIL2022 and have your unique 16-digit voting control number available.

Q:		Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?
A.
Under rules adopted by the U.S. Securities and Exchange Commission, or SEC, we are furnishing proxy materials to our stockholders primarily via the internet, instead of mailing printed copies of those materials to each stockholder. On or about May 2, 2022, we will mail to our stockholders of record as of April 14, 2022 (other than those who previously requested electronic or paper delivery on an ongoing basis) a Notice of Meeting and Notice of Internet Availability of Proxy Materials (the Notice) containing instructions on how to access our proxy materials, including our Proxy Statement and our Annual Report on Form 10-K. All stockholders will have the ability to access our proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access our proxy materials on the internet or to request printed versions are provided in the Notice. The Notice also instructs you on how to access your proxy card to vote through the internet or by telephone. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via email until you elect otherwise.

Q:		How do I vote?
A.		You may vote by mail or follow any alternative voting procedure (such as telephone or internet voting) described on your proxy card. To use an alternative voting procedure, follow the instructions on each Notice and/or proxy card that you receive. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may:
	●	vote by telephone or through the internet—in order to do so, please follow the instructions shown on your Notice or proxy card;
	●	vote by mail—if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the meeting in the pre-paid envelope provided; or
●
vote in person at the Annual Meeting virtually—you may virtually attend and participate in the Annual Meeting online at www.virtualshareholdermeeting.com/BHIL2022 and vote your shares electronically before the polls close during the Annual Meeting. To participate and vote in the Annual Meeting, you will need the control number included on your Notice of Internet Availability of Proxy Materials or proxy card.

Votes submitted by telephone or through the internet must be received by 11:59 p.m. Eastern Time, on June 12, 2022. Submitting your proxy, whether by telephone, through the internet or by mail if you request or received a paper proxy card, will not affect your right to vote in person should you decide to attend and participate in the meeting virtually.

Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee

If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to vote your shares. You will need your unique 16-digit voting control number, which can be found on the Notice of Internet Availability of Proxy Materials, email or voting instruction form provided by your broker, bank or other holder of record. Proxies submitted by internet or telephone must be received by 11:59 p.m. Eastern Time, on Sunday, June 12, 2022. You may also vote your shares during the Annual Meeting. To do so, visit www.virtualshareholdermeeting.com/BHIL2022 and have your unique 16-digit voting control number available.

Your vote is important. Whether or not you plan to participate in the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.

Q:		How do I vote by internet or telephone?
A.		If you wish to vote by internet or telephone, you may do so by following the voting instructions included on your Notice or proxy card. Please have each Notice or proxy card you received in hand when you vote over the internet or by telephone as you will need information specified therein to submit your vote. The giving of such a telephonic or internet proxy will not affect your right to vote in person (as detailed above) should you decide to attend and participate in the meeting virtually.

The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly.

Q:		What shares can I vote?
A:		Each share of common stock issued and outstanding as of the close of business on April 14, 2022 is entitled to vote on all items being voted on at the meeting. You may vote all shares owned by you as of April 14, 2022, including shares held directly in your name as the stockholder of record, and shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Q:		How many votes am I entitled to per share?
A:		Each holder of a share of our common stock is entitled to one vote for each share of our common stock held as of the Record Date.

Q:		What is the quorum requirement for the meeting?
A:		The holders of a majority of the aggregate voting power of the shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting as of the Record Date must be present in person or represented by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business at the Annual Meeting. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person virtually at the Annual Meeting or if you have properly submitted a proxy.

Q:		How are abstentions and broker non-votes treated?
A:		Abstentions (i.e., shares present at the Annual Meeting and marked “abstain”) are deemed to be shares presented or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present.

A broker non-vote occurs when the beneficial owner of shares fails to provide the broker, bank or other nominee that holds the shares with specific instructions on how to vote on any “non-routine” matters brought to a vote at the stockholders meeting. In this situation, the broker, bank or other nominee will not vote on the “non-routine” matters. Broker non-votes are counted for purposes of determining whether a quorum is present.

For Proposal One, abstentions and broker non-votes are not treated as votes cast and, therefore, will have no effect on the outcome of the vote. For Proposals Two and Three, abstentions and broker non-votes are treated as shares present and entitled to vote for purposes of such proposals and, therefore, will have the same effect as a vote “against” such proposals.

Note that if you are a beneficial holder, brokers and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is the proposal for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal Two). A broker or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. This year, the “non-routine” matters relate to the election of directors (Proposal One) and the approval of the Company’s 2022 Employee Stock Purchase Plan (Proposal Three). Accordingly, we encourage you to provide voting instructions to your broker or other nominee whether or not you plan to attend the meeting.

Q:		What is the vote required for each proposal?
A:		The votes required to approve each proposal are as follows:
●
Proposal One: The vote required for election of a director by the stockholders at an Annual Meeting shall, except in a contested election, be the affirmative vote of a majority of the votes cast in favor or against the election of a nominee at the Annual Meeting. This is an uncontested election of directors because the number of nominees for director does not exceed the number of directors to be elected. Therefore, an individual nominated for election to our Board of Directors at the Annual Meeting will be elected to the Board of Directors if the votes cast “for” the nominee’s election exceed the votes cast “against” the nominee’s election.

In accordance with our Corporate Governance Guidelines, an incumbent director must offer to resign from the Board of Directors immediately following the certification of the stockholder vote relating to such director’s election if he or she fails to receive the number of votes required for re-election. Within 90 days after the certification of the election results, the remaining members of our Board of Directors shall, taking into account the recommendation of our Sustainability and Governance Committee, and excluding the director nominee in question, determine whether to accept such resignation and publicly disclose the results of such determination.
	●	Proposal Two: Approval requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote.
	●	Proposal Three: Approval requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote.

Q:		If I submit a proxy, how will it be voted?
A:		When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

Q:		What should I do if I get more than one proxy or voting instruction card?
A:		Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials or one Notice for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are voted and counted.

Q:		Can I change my vote or revoke my proxy?
A:		You may change your vote or revoke your proxy at any time prior to the taking of the vote or the polls closing at the Annual Meeting.

If you are the stockholder of record, you may change your vote by:
	●	granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);
	●	providing a written notice of revocation to Benson Hill’s Corporate Secretary at Benson Hill, Inc., 1001 North Warson Road, St. Louis, Missouri 63132, prior to your shares being voted; or
●
participating in the Annual Meeting and voting electronically online at www.virtualshareholdermeeting.com/BHIL2022. Participation alone at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically vote during the meeting online at www.virtualshareholdermeeting.com/BHIL2022.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Q:		How can I attend the Annual Meeting in person?
A:		There is no physical location for the Annual Meeting. You are invited to attend the Annual Meeting by participating online if you are a stockholder of record or a street name stockholder as of April 14, 2022, the Record Date. See, “How can I participate in the Annual Meeting?” below for more details. Please be aware that participating in the Annual Meeting will not, by itself, revoke a proxy. See, “Can I change my vote or revoke my proxy?” above for more details.

Q.		How can I participate in the Annual Meeting?
A:
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/BHIL2022, entering your name, email address and the 16-digit control number found on your Notice of Internet Availability of Proxy Materials, proxy card or voter instruction form. You will also be able to vote your shares electronically at the Annual Meeting. To participate and vote in the Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card or voter instruction form.

The meeting webcast will begin promptly at 10:00 a.m. Central Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m. Central Time, and you should allow ample time for the check-in procedures. We plan to have a webcast replay which will be posted to the Investor Relations section of our website, which is located at https://investors.bensonhill.com.

Q:		What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?
A:
If you encounter any technical difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number posted on the virtual meting platform login page at www.virtualshareholdermeeting.com/BHIL2022. Technical support will be available starting at 9:45 a.m. Central Time on June 13, 2022.

Q:		Why is the Annual Meeting being held only online?
A:		A virtual Annual Meeting provides expanded access and greater participation from any location around the world, improved communication and cost savings for our stockholders and the Company.

Q.		How can I get electronic access to the proxy materials?
A:		The Notice will provide you with instructions regarding how to:
	●	view our proxy materials for the meeting through the internet; and
	●	instruct us to send our future proxy materials to you electronically by email.

If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:		Is there a list of stockholders entitled to vote at the Annual Meeting?
A:
The names of stockholders of record entitled to vote will be available for inspection by stockholders of record for ten (10) days prior to the meeting and during the Annual Meeting. If you are a stockholder of record and want to inspect the stockholder list, please send a written request to our Corporate Secretary by email at legal@bensonhill.com to arrange for electronic access to the stockholder list.

Q:		Who will tabulate the votes?
A:		A representative of the Company will serve as the Inspector of Elections and will tabulate the votes at the Annual Meeting.

Q:		Where can I find the voting results of the Annual Meeting?
A:		We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four (4) business days after the Annual Meeting.

Q:		I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
A:		The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

Brokers with account holders who are Benson Hill stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or Benson Hill that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, Benson Hill, Inc., 1001 North Warson Road, St. Louis, Missouri 63132, or (3) contact our Investor Relations department by email at investors@bensonhill.com. Stockholders who receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or e-mail address above, a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:		What if I have questions about my Benson Hill shares or need to change my mailing address?
A:
You may contact our transfer agent, Continental Stock Transfer & Trust Company, by telephone at 212.509.4000, through its website at www.continentalstock.com or by U.S. mail at 1 State Street, 30th Floor, New York, New York 10004, if you have questions about your Benson Hill shares or need to change your mailing address.

Q:		Who is soliciting my proxy and paying for the expense of solicitation?
A:
The proxy for the Annual Meeting is being solicited on behalf of our Board of Directors. We will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. We have engaged Morrow Sodali LLC as our proxy solicitor to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which we currently do not expect to exceed $15,000 in total. If you choose to access the proxy materials or vote via the internet or by phone, you are responsible for any internet access or phone charges you may incur.

Q:		What are the requirements to propose actions to be included in our proxy materials for next year’s annual meeting of stockholders, or our 2023 Annual Meeting, or for consideration at our 2023 Annual Meeting?
A:		Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2023 Annual Meeting:

Our Bylaws provide that stockholders may present proposals for inclusion in our proxy statement by submitting their proposals in writing to the attention of our Corporate Secretary at our principal executive office. Our current principal executive office is located at 1001 North Warson Road, St. Louis, Missouri 63132. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. In order to be included in the proxy statement for our 2023 Annual Meeting, stockholder proposals must be received by our Corporate Secretary no later than December 28, 2022 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

Requirements for Stockholder Proposals to be presented at our 2023 Annual Meeting:
Our Bylaws provide that stockholders may present proposals to be considered at an annual meeting by providing timely notice to our Corporate Secretary at our principal executive office. To be timely for our 2023 Annual Meeting, our Corporate Secretary must receive the written notice at our principal executive office:
	●	not earlier than the close of business on February 13, 2023, and
	●	not later than the close of business on March 15, 2023.

If we hold our 2023 annual meeting of stockholders more than 30 days before or more than 60 days after June 13, 2023 (the one-year anniversary date of the Annual Meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our Corporate Secretary at our principal executive office:
	●	not earlier than the close of business on the 120th day prior to such annual meeting, and
	●	not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made.

A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our Bylaws. If a stockholder who has notified Benson Hill of such stockholder’s intention to present a proposal at an annual meeting does not appear to present such stockholder’s proposal at such meeting, Benson Hill does not need to present the proposal for vote at such meeting.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
We have a strong commitment to good corporate governance practices. These practices provide an important framework within which our Board of Directors, its committees and our management can pursue our strategic objectives in order to promote the interests of our stockholders.
Corporate Governance Guidelines
Our Board of Directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of our Company. Our Corporate Governance Guidelines are available without charge on the Investor Relations section of our website, which is located at https://investors.bensonhill.com by clicking on “Governance Documents” in the “Governance” section of our website. Our Corporate Governance Guidelines are subject to modification from time to time by our Board of Directors pursuant to the recommendations of our Sustainability and Governance Committee.
Board Leadership Structure; Chairperson and Lead Director
Daniel Jacobi, one of our independent directors, is the Chairperson of our Board of Directors. Our Corporate Governance Guidelines provide that our Board of Directors shall be free to choose its Chairperson in any way that it considers in the best interests of our Company. In addition, our Corporate Governance Guidelines provide that, when the Chairperson of the board is a member of the Company management or does not otherwise qualify as independent, our independent directors will also elect, annually, an independent director as the Lead Director of the board. The independent members of our

Board of Directors also meet in executive session without management, which provides our Board of Directors with the benefit of having the perspective of independent directors.
Our Board of Directors believes that the current formation of the board is the best leadership structure for us at the current time and is in the best interests of our Company and stockholders.
Our Board of Directors’ Role in Risk Oversight
One of the key functions of our Board of Directors is informed oversight of our risk management process. It administers this oversight function directly through the Board of Directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. Areas of focus include economic, operational, financial (accounting, credit, investment, liquidity and tax), competitive, legal, technical, scientific, regulatory, cybersecurity, privacy, compliance and reputational risks, and more recently, risk exposures related to COVID-19. The risk oversight responsibility of our Board of Directors and its committees is supported by our management reporting processes, which are designed to provide visibility to our Board of Directors and to our personnel who are responsible for risk assessment and information about the identification, assessment and management of critical risks, and our management’s risk mitigation strategies.
Our Audit and Risk Committee assists the Board in its oversight of enterprise risks, including technical and scientific risks, and assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management. The Audit and Risk Committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management, such as major risk exposures related to tax matters, litigation, financial instruments and information security (including cybersecurity), technology and scientific risks. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Our Sustainability and Governance Committee assesses risks related to our corporate governance practices, the independence of our Board of Directors and monitors the effectiveness of our corporate governance guidelines.
We believe this division of responsibilities is an effective approach for addressing the risks we face and that our board leadership structure supports this approach.
Director Independence
Our Board of Directors has determined that each of the members of our Board of Directors other than Mr. Crisp and Ms. Brunts is “independent” as defined under the listing rules of the New York Stock Exchange, or NYSE, and our Board of Directors consists of a majority of “independent directors,” as defined under the rules of the SEC and NYSE listing rules relating to director independence requirements. Our Board of Directors has also determined that all members of our Audit and Risk Committee, Compensation Committee and Sustainability and Governance Committee are independent and satisfy the relevant SEC and NYSE independence requirements for such committees. In making this determination about the independence of our directors, our Board of Directors considered the relationships that each director has with Benson Hill and our management and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the relationships disclosed below under “Certain Relationships and Related Party Transactions.” With respect to Mr. Dolezalek, this determination included consideration of his current employment at Grosvenor Food & AgTech, previously called Wheatsheaf Group, LLC, which through its wholly-owned subsidiary Wheatsheaf

Group U.S. Inc. participated in our March 2022 PIPE transaction and which, as of March 31, 2022, beneficially owned approximately 5.6% of our common stock. With respect to Mr. Rohr, this determination included consideration of his current employment at Magnetar Capital, his participation as an investor in Star Peak Sponsor II LLC, as well as the participation in our March 2022 PIPE transaction by affiliates of Magnetar Capital.
In addition, Audit and Risk Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an Audit and Risk Committee of a listed company may not, other than in such member’s capacity as a member of the Audit and Risk Committee, the Board of Directors or any other board committee (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.
Committees of Our Board of Directors
Our Board of Directors has established an Audit and Risk Committee, a Compensation Committee and a Sustainability and Governance Committee. The composition and responsibilities of each committee are described below. Each of these committees has a written charter approved by our Board of Directors. Copies of the charters for each committee are available on the Investor Relations section of our website, which is located at https://investors.bensonhill.com by clicking on “Governance Documents” in the “Governance” section of our website. Members serve on these committees until (i) they resign from their respective committee, (ii) they no longer serve as a director or (iii) as otherwise determined by our Board of Directors.
Audit and Risk Committee
Our Audit and Risk Committee consists of David Lee, who serves as chairperson, Daniel Jacobi and Craig Rohr. Our Board of Directors has determined that David Lee, Daniel Jacobi and Craig Rohr each meet the requirements for independence and financial literacy under the current NYSE listing standards and SEC rules and regulations. In addition, our Board of Directors has determined that David Lee qualifies as an “audit committee financial expert” within the meaning of Item 407(d) of Regulation S-K promulgated under the Securities Act of 1933, as amended, or the Securities Act. This designation does not impose any duties, obligations, or liabilities that are greater than are generally imposed on members of the Audit and Risk Committee and the Board of Directors. Our Audit and Risk Committee is responsible for, among other things, assisting the Board in its oversight of:

●	the quality and integrity of our financial statements;
●	our compliance with regulatory requirements;
●	our independent registered public accounting firm’s qualifications and independence;
●	the performance of our internal audit function; and
●	the performance of our independent registered public accounting firm.

Our Audit and Risk Committee operates under a written charter, which satisfies applicable SEC rules and NYSE listing standards, which is available on our website at www.bensonhill.com.

Compensation Committee
Our Compensation Committee consists of Linda Whitley-Taylor, who serves as chairperson, Adrienne Elsner and J. Stephan Dolezalek. Our Board of Directors has determined that the composition of the Compensation Committee meets the requirements for independence under the current NYSE listing standards and SEC rules and regulations. Each member of the committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our Compensation Committee is responsible for, among other things:

●	reviewing, approving and determining, the compensation program and compensation of our executive officers;
●	monitoring our incentive and equity-based compensation plans; and
●	preparing the Compensation Committee report required to be presented to the Board of Directors.

Our Compensation Committee operates under a written charter, which satisfies applicable SEC rules and NYSE listing standards, which is available on our website at www.bensonhill.com.
Sustainability and Governance Committee
Our Sustainability and Governance Committee consists of Molly Montgomery, who serves as chairperson, J. Stephan Dolezalek, and Adrienne Elsner. Our Sustainability and Governance Committee is responsible for, among other things:

●	identifying individuals qualified to become new board of director members, consistent with criteria approved by the Board of Directors;
●
reviewing the qualifications of incumbent directors to determine whether to recommend them to re-election and selecting, or recommending that the Board of Directors select, the director nominees for the next annual meeting of the stockholders;

●	identifying members of the Board of Directors qualified to fill vacancies on any Board of Directors committee and recommending that the Board of Directors appoint the identified member or members to the applicable committee;
●	reviewing and recommending to the Board of Directors corporate governance principles applicable to the Company;
●	overseeing the Company’s environmental and social capital policies and initiatives; and
●	handling such other matters that are specifically delegated to the committee by the Board of Directors from time to time.

Our Sustainability and Governance Committee operates under a written charter, which satisfies applicable SEC rules and NYSE listing standards, which is available on our website at www.bensonhill.com.
Board and Committee Meetings and Attendance
Our Board of Directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. Since the Merger on September 29, 2021 through December 31, 2021, our Board of Directors met four (4) times; our Audit and Risk Committee met two (2) times; our Compensation Committee met two (2) times; and our Sustainability and Governance Committee did not have any meetings.
Since the Merger on September 29, 2021 through December 31, 2021, each member of our Board of Directors attended at least 75% of the aggregate of all meetings of our Board of Directors and Committee meetings on which such member served that were held during the period in which such director served.
Board Attendance at Annual Meeting of Stockholders
Our policy is to invite and encourage each member of our Board of Directors to be present at our annual meetings of stockholders. This Annual Meeting will be our first annual meeting of stockholders since the Merger.
Communication with Directors
Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of our Board of Directors or a specific member of our Board of Directors (including our Chairperson) may do so by letters addressed to the attention of our Corporate Secretary.
All communications are reviewed by the Corporate Secretary and provided to the members of our Board of Directors as appropriate. Unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our Board of Directors will not be provided to directors.
The address for these communications is:
Benson Hill, Inc.
1001 North Warson Road
St. Louis, Missouri 63132
Attn: Corporate Secretary

Code of Conduct and Ethics
We have adopted a Code of Conduct and Ethics that applies to all of our directors, officers and employees, which is available on our website at www.bensonhill.com.
Environmental, Social and Governance Matters
In order to measure and accelerate our ongoing Environmental, Social and Governance (“ESG”) work, we have a highly experienced ESG team that has formalized our strategy and focus for 2022 and beyond. With a depth of knowledge in food retail, distribution, agricultural production, and government relations, our team is committed to cultivating sustainability within the food system.

Leveraging our CropOS® technology platform and innovative closed loop business model, we take environmental sustainability and social responsibility considerations into account, developing products to meet the needs of stakeholders across the food value chain from farm, processing, food manufacturing, and to the consumer.

On the farm, we promote agronomic practices that support both nutritional density of crops and improve soil health, defined as regenerative agriculture. This strategy offers the potential to reduce inputs, reduce greenhouse gas emissions and improve farm profitability. We leverage industry partnerships and agronomic data collection and analysis to promote practices that deliver financial and environmental value.

At processing, we monitor our input usage, and have evaluated our carbon and water usage through a preliminary life cycle assessment. This life cycle assessment establishes that by leveraging Benson Hill ultra-high protein soybeans, we can reduce processing while delivering protein specifications, along with other functional attributes, that meet food and feed customers’ needs. Our CleanCRUSH™ ingredients require up to 70% less water and up to 50% less CO2e to produce than U.S.-sourced soy protein concentrate.1

For our food and feed customers, we deliver a single point of contact to what is normally a tiered and complex supply chain. This enables increased transparency and traceability for customers, and we can deliver quantifiable information to support a customer’s ESG-oriented product claim, or contribute to a customer’s ESG company commitments.

We continue to mature our stakeholder engagement strategy, executing dialogue and feedback processes allowing us to deliver products that hold financial, environmental, and societal value. We continue to leverage industry tools to benchmark and evaluate our impact on the food industry, such as environmental assessments, governance policies, human capital best practices, and others. As our capabilities evolve, we intend to provide publicly reported metrics to address ESG frameworks many stakeholders expect to see.

Human Capital Management
Our employees are critical to our success. As of April 13, 2022, we employed 444 individuals in total, including approximately 439 full-time employees. None of our team members are either represented by a labor union or subject to a collective bargaining agreement. The majority of our team members are highly skilled and educated with expertise in a range of disciplines, including technology development, biology, agronomics, agribusiness, ingredients manufacturing, process development, food science, and other subjects relevant to our operations. Approximately 160 team members are dedicated to our product and platform development. This team has technical expertise in disciplines including but not limited to genomics, data science, machine learning, artificial intelligence, software engineering, mathematics, genome engineering, molecular biology, biochemistry, plant genetics, plant physiology, and plant breeding. We have an experienced leadership team, having been involved in numerous technology, agriculture, ingredient and food businesses, and many of our team members have prior experiences working in related technology and business fields.
Talent Acquisition, Engagement, Development and Retention
As a rapidly growing business, we rely on the success of our recruitment efforts to attract highly skilled and educated people who think more innovatively, boldly, and transparently. We employ diverse candidate outreach efforts and are inclusive in our hiring practices, focusing on the best talent for the role, and welcoming all genders, nationalities, ethnicities, abilities and other dimensions of diversity.
1 Based on preliminary Life Cycle Assessment results conducted by Blonk Consultants (April 2021).

Together with our team members, we foster an entrepreneurial environment where team members are viewed as collective authors of our culture. We aim to provide advanced professional and development opportunities so that they can perform effectively in their roles and build their capabilities and career prospects for the future. Our organizational values – Be Bold, Be Inspired, Be Real – serve as the cornerstone for talent programs that cultivate ingenuity, an active learning mindset, candor and accountability. We believe an aligned cultural effort around hiring, talent management, team member development and leadership behaviors will result in positive impacts on both retention and overall employee engagement.
Diversity, Equity and Inclusion
We firmly believe in a culture that empowers continuous growth and agile achievement of bold outcomes, with the belief that the inclusion of people and their ideas inspire the greatest form of innovation. Focused on diversity, equity and inclusion, these efforts are intended to spur innovation, create healthy and high-performing teams, and deliver superior customer experiences. We aim to provide equal opportunity for all employees and we believe no employee should be discriminated against due to race, color, religion, gender, gender identity, gender expression, sexual orientation, ancestry, national origin, age, marital or veteran status, or disability. We have developed processes and internal programs, such as employee-led councils, which have built an awareness and appreciation of individual differences and promote working together and re-thinking how we do business within our Company, with our partners, and across the supply chain. As we work to develop teams that are grounded in a spirit of diversity, equity, and inclusion, our goal is a workplace that is not just productive, but one of mutual respect and authenticity where team members thrive both professionally and personally.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to our Board of Directors
Candidates for nomination to our Board of Directors are selected by our Board of Directors based on the recommendation of our Sustainability and Governance Committee in accordance with its charter, our Second Amended and Restated Certificate of Incorporation, or Certificate of Incorporation, our Bylaws, our Corporate Governance Guidelines, and the criteria approved by our Board of Directors regarding director candidate qualifications. In recommending candidates for nomination, our Sustainability and Governance Committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates.
Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our Board of Directors is set forth above under “Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2023 Annual Meeting” and “Requirements for Stockholder Proposals to be presented at our 2023 Annual Meeting.”
Director Qualifications
With the goal of developing a diverse, experienced and highly qualified Board of Directors, our Sustainability and Governance Committee is responsible for developing and recommending to our Board of Directors the desired qualifications, expertise and characteristics of members of our Board of Directors.
Because the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our Board of Directors from time to time, our Board of Directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and NYSE listing requirements and the provisions of our Certificate of Incorporation and Bylaws, our Corporate Governance Guidelines and the charters of the committees of our Board of Directors. When considering nominees, our Sustainability and Governance Committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of our Board of Directors in the context of its existing composition. Our Board of Directors does not have a formal policy with respect to diversity and inclusion; however, it affirms the value placed on diversity within our Company. Through the nomination process, our Sustainability and Governance Committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to our Board of Directors’ overall effectiveness. Further, our Board of Directors is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool from which new candidates are selected. The brief biographical description of each director set forth in “Proposal One: Election of Directors” below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of our Board of Directors at this time.

PROPOSAL ONE: ELECTION OF DIRECTORS

Our Board of Directors currently consists of nine directors. All of our current directors will stand for re-election at the Annual Meeting. At the recommendation of our Sustainability and Governance Committee, our Board of Directors proposes that each of the nominees named below be elected as a director for a one-year term expiring at our 2023 Annual Meeting of Stockholders, or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.
Unless otherwise instructed, shares represented by proxies will be voted “for” the election of each of the nominees named below. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than nine directors. Stockholders may not cumulate votes for the election of directors.
Nominees to Our Board of Directors
The nominees and their ages, occupations and lengths of service on our Board of Directors (including service at Legacy Benson Hill, as applicable) as of April 27, 2022 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Matthew B. Crisp	39	Chief Executive Officer and Director	June 28, 2012
DeAnn Brunts	60	Director	November 23, 2020
Daniel Jacobi (1)	67	Chairperson	March 1, 2016
J. Stephan Dolezalek (2) (3)	65	Director	July 31, 2020
Adrienne Elsner (2) (3)	59	Director	March 15, 2019
David Lee (1)	50	Director	January 22, 2021
Craig Rohr (1)	39	Director	September 29, 2021
Linda Whitley-Taylor (2)	58	Director	February 11, 2021
Molly Montgomery (3)	55	Director	September 29, 2021

(1)	Members of our Audit and Risk Committee
(2)	Members of our Compensation Committee
(3)	Member of our Sustainability and Governance Committee

Matthew B. Crisp has served on our Board of Directors since June 2012. Mr. Crisp has a background as an entrepreneur and as a venture capitalist working with and within biotechnology and other technology-driven companies. Prior to co-founding Benson Hill in 2012, he was the founding President of the Agricultural Biotechnology Division and Senior Vice President at Intrexon Corporation, a synthetic biology company. In addition to launching the company’s agbiotech efforts, Mr. Crisp worked with Intrexon for more than five years, serving in multiple executive roles and on its Board of Directors. Prior to joining Intrexon, Mr. Crisp was a Managing Director at Third Security, LLC, a venture capital firm, where he focused on corporate development, worked closely with private and public companies in the life science and technology sectors, and led the firm’s West Coast operations. Mr. Crisp also co-founded Edison Agrosciences, Inc., an agricultural biotechnology company primarily focused on the development of alternative rubber crops, where he remains Chairman of its Board of Directors. He earned his Bachelor of Business Administration in Finance from Radford University, where he formerly served on its Board of Visitors, and as Chairman of the Radford University Foundation, Inc. Board of Directors. We believe that Mr. Crisp’s extensive knowledge of our Company and his experience founding and leading technology-based companies qualify him to serve as a director.
DeAnn Brunts has served on our Board of Directors since November 2020. She also served as our Chief Financial Officer from January 2021 through March 2022. During 2020, Ms. Brunts provided financial, accounting, capital structure and leadership consulting services to private equity backed companies. She served for three years commencing January 2017 as chief financial officer of Solaray, LLC, a privately held full service category management and merchandising services provider of general merchandise to a variety of retailers, including over 40,000 convenience stores. Ms. Brunts also served as the chief financial officer of Transworld Systems, Inc., a privately held debt collection agency, from 2015 to 2016, Maverik, Inc., a privately held convenience/gas/fresh food store chain, from 2012 to 2014, Rocky Mountain Foods, Inc., a privately held food manufacturer and distributor, from 2011 to 2012 and Merlin-International, a privately held information technology company, in 2010. Prior to that, Ms. Brunts served in several roles at Tatum LLC, a privately held executive and consulting services company specializing in finance, accounting and technology services, from 2006 to 2009, most recently as the central region managing partner of Tatum. Ms. Brunts also held various positions at PricewaterhouseCoopers from 1985 to 1999, including transaction services and audit partner. Ms. Brunts previously served as chair of the audit committee of the Women’s Foundation of Colorado and as a director and audit committee chair for Springboard to Learning and as a director of SRP Companies Canada. She is currently a director of B&G Foods, Inc. (NYSE: BGS) and Claire’s. She earned her

Bachelor of Science in Business Administration in Accounting from the University of Missouri in St. Louis and her Master of Business Administration in Finance and Operations Management from The Wharton School. We believe that Ms. Brunts is qualified to serve as a director because of her extensive public company expertise and qualification as a financial expert.
Daniel Jacobi has served on our Board as an independent director since March 2016 and currently serves as its Chairperson. Mr. Jacobi is an attorney and experienced international agriculture business leader who has worked with farmers, government officials, NGO’s, and dedicated colleagues around the world in the pursuit of a safe, reliable, and affordable food supply for a world of 9 billion people by the year 2050. From 1998 into 2014, Mr. Jacobi worked with DuPont Pioneer, in roles including General Counsel of Pioneer Hi-Bred, Associate General Counsel for DuPont Ag & Nutrition, and finally, as Senior Vice President, responsible for Pioneer’s businesses in Asia, Europe, and Africa. During his career at DuPont Pioneer, Mr. Jacobi focused on complex technology licensing arrangements among large and small seed and biotech companies and on agricultural productivity in the developing world. Prior to joining Pioneer, Mr. Jacobi served as General Counsel of the Wittern Group, in Clive, Iowa for seven years. Since his retirement from DuPont Pioneer, Mr. Jacobi has represented select ag-related businesses, and serves on the Advisory Board of the Riley Energy Group. Mr. Jacobi earned his Bachelor of Arts and Juris Doctor from Drake University, and since 2006, has served his alma mater as a member of the Drake Board of Trustees. We believe that Mr. Jacobi is qualified to serve as a director because of his extensive experience with legal support for a global seed company, including intellectual property protection strategies, biotech and germplasm in- and out- licensing, domestic and international regulatory matters, as well as all aspects of commercial operations.
J. Stephan Dolezalek has served on our Board as an independent director since July 2020. Mr. Dolezalek has been a Managing Partner at Grosvenor Food & AgTech, a private investment arm of the Grosvenor Estate, the family office of the Grosvenor family, since 2019. Wheatsheaf Group U.S. Inc. is a wholly-owned subsidiary of Grosvenor Food & AgTech. Grosvenor Food & AgTech (previously called the Wheatsheaf Group, LLC) operates, invests in and helps to develop businesses in the food and agriculture sectors with one of the largest investment teams in the ag-tech venture investment space. From 2018 to 2019, Mr. Dolezalek served as a Non-Executive Director of Wheatsheaf. Since 2019, he has also served as Chairman of the Board of Directors for Aerofarms, a controlled indoor agriculture company. From 2016 to 2018, Mr. Dolezalek served as Senior Adviser with respect to the formation of Breakthrough Energy Ventures, an entity formed by the family investment office of Bill Gates. From 1999 until 2017, Mr. Dolezalek served as a Managing Director of VantagePoint Capital Partners, a private equity firm managing a series of private equity funds. In addition, Mr. Dolezalek is also the founder of Resourcient Group, LLC and currently serves as its Managing Partner. He has co-founded three companies and been a board member of numerous venture-backed and publicly traded companies. He earned his Bachelor of Science in City Planning from the University of Virginia School of Architecture and his Juris Doctor from the University of Virginia School of Law. We believe that Mr. Dolezalek is qualified to serve as a director because he is a highly experienced investor, entrepreneur, board member and counsel across the high technology aspects of agriculture, clean energy, biotechnology, communications and software.
Adrienne Elsner has served on our Board as an independent director since March 2019. Ms. Elsner formerly served as President, Chief Executive Officer and Director of Charlotte’s Web Holdings, Inc. (OTC: CWBHF), a leader in hemp-derived CBD extract products from April 2019 to December 2021. From 2015 to 2018, she served as President U.S. Snacks of Kellogg Company, a manufacturer and marketer of convenience foods. From 1992 to 2015, Ms. Elsner served in a number of increasingly senior positions, including Executive Vice President, Chief Marketing Officer with Kraft

Foods, Inc., a multinational food and beverage and confectionary conglomerate. She has served on the board of the Ad Council as well as the Museum of Science and Industry in Chicago. Ms. Elsner was recognized as being among the Forbes 50 Most Influential Global CMOs in 2014. Ms. Elsner has also served as a director of Owens Corning, Inc. (NYSE: OC) since 2018. She earned her Bachelor of Science in Business from the University of Arizona and her Master of Business Administration in Finance and Marketing from the University of Chicago. Ms. Elsner brings to our Board, among other skills and qualifications, experience in business, marketing and product innovation. Ms. Elsner has experience as CEO of a public company and leading sizeable domestic and international business units of large public companies. We believe that Ms. Elsner is qualified to serve as a director because her leadership roles at Charlotte’s Web, Kellogg Company and Kraft Foods enable her to make contributions in the areas of management, business strategy, strategic marketing, finance and product innovation.
David Lee has served on our Board as an independent director since January 2021, and currently serves as President and Director of AppHarvest, Inc. (NASDAQ: APPH, APPHW), a leading AgTech company building some of the country’s largest indoor farms and combining conventional agriculture techniques with cutting-edge technology to grow affordable, nutritious fruits and vegetables at scale. From December 2015 to January 2021, Mr. Lee served as the Chief Financial Officer and from December 2015 to March 2019 as the Chief Operating Officer at Impossible Foods Inc. From 2014 to December 2015, Mr. Lee served as the Chief Financial Officer of Zynga Inc. (NASDAQ: ZNGA). Mr. Lee is currently on the board of directors of Crew, a Greylock and Sequoia-backed technology startup empowering front-line mobile workers with software to connect them to each other and employees, and AppHarvest, Inc. Mr. Lee earned his Bachelor of Arts in Government from Harvard College and his Master of Business Administration from the University of Chicago. We believe that Mr. Lee is qualified to serve as a director because of his extensive financial experience.
Craig Rohr has served on our Board as an independent director since September 2021, and was STPC’s President from January 2021 until the closing of the Merger. Mr. Rohr joined Magnetar Capital in 2009 and is a Senior Managing Director in Magnetar’s energy and infrastructure group. Prior to joining Magnetar Capital, Mr. Rohr worked at First Reserve Corporation, a global control private equity and infrastructure investment firm. Based in London, England, Mr. Rohr focused on First Reserve’s portfolio company investments across North America, South America & Europe. Before joining First Reserve, Mr. Rohr worked at Citigroup in the firm’s Global Energy Investment Banking Group in New York. Mr. Rohr currently serves on the boards of directors of Vesper Energy Development LLC and Lightstar Renewables LLC (Magnetar Capital portfolio companies operating in the utility scale solar and distributed solar space). Mr. Rohr earned his Bachelor of Science in Finance & Business Economics from the University of Notre Dame, where he graduated magna cum laude. We believe that Mr. Rohr is qualified to serve on our Board because of his significant experience investing in sustainability and environmentally friendly businesses.
Linda Whitley-Taylor has served on our Board as an independent director since February 2021, and currently serves as Executive Vice President-Chief People Officer of Change Healthcare Inc. (NASDAQ: CHNG). Ms. Whitley-Taylor joined Change Healthcare in 2013. From 2008 to 2012, Ms. Whitley-Taylor served as Executive Vice President-Chief Human Resources Officer of AMERIGROUP Corporation (NYSE: AGP). Ms. Whitley-Taylor currently serves as a board member of Ronald McDonald House-Nashville and on the board of trustees of Hampden-Sydney College. Ms. Whitley-Taylor earned her Bachelor of Arts in Psychology from Radford University. We believe that Ms. Whitley-Taylor is qualified to serve on our Board because of her depth of experience in talent management strategies and culture.

Molly Montgomery has served on our Board as an independent director since September 2021. Since January 2020, Ms. Montgomery has been a member of the Board of Directors at Wilbur-Ellis Company, a family-owned business based in San Francisco. With revenues over $3.0 billion, Wilbur-Ellis is a leading international marketer, distributor and manufacturer of agricultural products, animal nutrients and chemicals. Since October 2020, Ms. Montgomery has served as Board Director of The Wine Group, the second largest wine producer in the U.S. and third largest in the world. Since May 2020, Ms. Montgomery has served as a Board Director of Customer Made Meals and since January 2022 as a Board Director for Balco Holdings. Since May 2020, Ms. Montgomery served or is serving as a Board Director of four SPACs, including Roth CH Acquisition I Co. (NASDAQ: ROTH) from May 2020 to March 2021, Roth CH Acquisition II Co. (NASDAQ: ROCC) from December 2020 to July 2021, Roth CH Acquisition III Co. (NASDAQ: ROCR) from March 2021 to February 2022, and Roth CH Acquisition IV Co. (NASDAQ: ROCG) since August 2021. Ms. Montgomery also serves as a strategic advisor to early-stage companies including Trace Genomics, Planted Places and Nuvve Holding (NASDAQ: NVVE). From 2009 to 2019, Ms. Montgomery served as an Executive Officer of Landec Corporation (NASDAQ: LNDC) and as Chief Executive Officer, President & Director from 2015 to 2019. Ms. Montgomery also served as Board Director for Windset Farms, one of the largest and most technologically advanced hydroponic greenhouse growers in North America, from 2018 to 2019, and as Board Director for Flower One Holding (CSE: FONE) for the 2020 calendar year. Prior to Landec, from 2006 to 2009, Ms. Montgomery served as VP of Global Marketing and Business Development at Ashland Chemical. Ms. Montgomery has also been an executive in two software companies and held additional positions in strategy, marketing, engineering and operations in other chemical, pharmaceutical and consumer product companies. Ms. Montgomery earned her Bachelor of Science in Chemical Engineering and her Master of Engineering in Chemical Engineering from the University of Louisville and her Master of Business Administration from Harvard Business School. We believe that Ms. Montgomery is qualified to serve as a director because of her extensive experience as a board member and counsel with early-stage companies.
There are no family relationships among our director nominees.
Director Compensation
The Company’s Board of Directors sets, by recommendation from our Compensation Committee, non-employee director compensation which is designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to encourage ownership of Company stock to further align their interests with those of our stockholders. The Incentive Plan sets an annual limit of $700,000 on non-employee director compensation. Each non-employee director of the Company is eligible to receive the following compensation:

●	An annual cash retainer of $50,000.
●	Additional cash compensation for further additional Board and Committee participation as follows:

1.	Board Chairperson:	$30,000
2.	Committee Chairperson:	$10,000 per chair position
3.	Committee Member:	$5,000 per committee

●	An initial Long-Term Incentive award consisting of $330,000 delivered in RSUs granted on the date the individual joins the board, which vests 50% on the first anniversary of the grant and 50% on the second anniversary of the grant.
●	An annual Long-Term Incentive award consisting of $200,000 delivered in RSUs granted following the annual stockholder meeting and contingent upon continued board membership, which fully vests at the earlier of the first anniversary of the grant or the following year’s Annual Meeting of Stockholders. The first grant of this award is projected for June 2022.

Director Compensation Table for 2021 Fiscal Year
The following table provides information concerning the compensation of each non-employee director who served on the Board in 2021. Mr. Crisp and Ms. Brunts are not included in the table below, as Mr. Crisp served as our Chief Executive Officer during all of 2021, and continues to serve us in this position, and Ms. Brunts served as our Chief Financial Officer during all of 2021, and through March 28, 2022. Neither Mr. Crisp nor Ms. Brunts received any compensation for his or her service as directors during 2021. The compensation received by each of Mr. Crisp and Ms. Brunts as an employee is shown in “Executive Compensation-Summary Compensation Table” below.

	Fees Earned
	or Paid in	Option Awards	RSU Awards
Name	Cash($)	($)(1)	($)(2)(3)	Total($)
Adrienne Elsner	60,000	—	466,360	526,360
Craig Rohr(4)	13,750	—	330,000	343,750
Daniel Jacobi	66,250	—	539,230	605,480
David Lee(5)	60,000	—	204,030	264,030
Linda Whitley-Taylor(6)	60,000	—	233,180	293,180
Molly Montgomery(7)	15,000	—	330,000	345,000
J. Stephan Dolezalek(8)	15,000	—	330,000	345,000

(1)	As of December 31, 2021, the following non-employee directors had outstanding equity incentive awards in the Company: Ms. Elsner — 344,128 options, Mr. Jacobi — 397,898 options, Mr. Lee — 150,556 options and Ms. Whitley-Taylor — 172,064 options.
(2)	On December 9, 2021, each of Mr. Rohr, Ms. Montgomery and Mr. Dolezalek received equity awards subject to time-vesting which vest in equal annual installments over a two-year term. Each of Ms. Elsner, Mr. Jacobi, Mr. Lee and Ms. Whitley-Taylor received Earn Out Awards in connection with the Merger Closing.
(3)
The amounts included in the “RSU Awards” column represent the grant date fair value of RSU awards granted to the directors. Amounts shown do not reflect compensation actually received by the directors nor do they necessarily reflect the actual value that will be recognized by the directors. Instead, the amount shown is the grant date fair value of RSU awards granted to the directors computed in accordance with ASC Topic 718. The assumptions used to calculate the value of restricted stock awards are set forth in Note 18—Stock-Based Compensation to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

(4)	Mr. Rohr became a director of the Company on September 29, 2021.
(5)	Mr. Lee became a director of the Company on January 22, 2021.
(6)	Ms. Whitley-Taylor became a director of the Company on February 11, 2021.
(7)	Ms. Montgomery became a director of the Company on September 29, 2021.
(8)	Mr. Dolezalek became a director of the Company on July 31, 2020.

Non-Employee Director Compensation Arrangements
Employee directors receive no additional compensation for their service as a director. We also reimburse our directors for their reasonable out-of-pocket expenses in connection with attending meetings of our Board of Directors and committees. The non-employee director compensation program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES FOR THE ELECTION OF THE DIRECTORS SET FORTH IN THIS PROPOSAL ONE.
PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Change in Our Certifying Accountants for 2021
As previously disclosed, on the Closing Date of the Merger, the Audit and Risk Committee resolved that Withum Smith+Brown, PC (“WSB”) would be dismissed as the Company’s independent registered public accounting firm. WSB served as the independent registered public accounting firm for STPC from its inception through the Closing. The firm of Ernst & Young, LLP (“EY”) served as the independent registered public accounting firm for privately-held Benson Hill prior to the Merger and, on the Closing Date of the Merger, the Audit and Risk Committee approved the engagement of EY as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2021. Accordingly, WSB was informed that it would be dismissed as the Company’s independent registered public accounting firm.
The reports of WSB on STPC’s, the Company’s legal predecessor, balance sheet as of December 31, 2020 and the statements of operations, changes in stockholder’s equity and cash flows for the period from October 8, 2020 (date of inception) through December 31, 2020 and the related notes to the financial statements, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the period from October 8, 2020 (date of inception) through December 31, 2020 and the subsequent period through October 4, 2021, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act) between the Company and WSB on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WSB, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such period. During the period from October 8, 2020 (date of inception) through December 31, 2020 and the subsequent period through October 4, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act). During the period from October 8, 2020 (inception) to the date the Board approved the engagement of EY as the Company’s independent registered public accounting firm, STPC did not consult with EY on matters that involved the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on STPC’s consolidated financial statements or any other matter that was either the subject of a disagreement or reportable event (as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K under the Exchange Act, respectively).
The Company provided WSB with a copy of the foregoing disclosures and requested that WSB furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of WSB’s letter, dated October 4, 2021, was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 5, 2021.
Ratifying Our Certifying Accountants for 2022
The Audit and Risk Committee has appointed EY, an independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ending December 31, 2022, and the Board is asking stockholders to ratify that selection. Although current law, rules, and regulations, as well as the charter of the Audit and Risk Committee, require the Audit and Risk Committee to engage, retain, and supervise the Company’s independent registered public accounting firm, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of EY for ratification by stockholders as a matter of good corporate practice.
EY has continuously served as our independent registered public accounting firm since October 1, 2021. A representative of EY will be available during the meeting to make a statement if such representative desires to do so.
Independent Registered Public Accounting Firm Fees and Services
The following is a summary of the fees billed to us by WSB, and EY for professional services rendered for the fiscal years ended December 31, 2021 and 2020.

WithumSmith+Brown, PC	Year Ended December 31,
	2021	2020
Audit fees	$98,365	$59,740
Audit related fees	$—	$—
Tax fees	$1,560	$3,090
All other fees	$—	$—
Total fees	$99,925	$62,830

Ernst & Young LLP	Year Ended December 31,
	2021	2020
Audit fees	$2,969,700	$780,230
Audit related fees	$—	$—
Tax fees	$463,167	$185,719
All other fees	$—	$—
Total fees	$3,432,867	$965,949

Policy on Audit and Risk Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit and Risk Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the Audit and Risk Committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
APPROVAL OF PROPOSAL TWO.
REPORT OF THE AUDIT AND RISK COMMITTEE
The information contained in the following report of our Audit and Risk Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.
Our Audit and Risk Committee has reviewed and discussed with our management and Ernst & Young LLP (“EY”), our audited consolidated financial statements for the fiscal year ended December 31, 2021. Our Audit and Risk Committee has also discussed with EY the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or the PCAOB, and the SEC.
Our Audit and Risk Committee has received and reviewed the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our Audit and Risk Committee concerning independence, and has discussed with EY its independence from us.
Based on the review and discussions referred to above, our Audit and Risk Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.
Submitted by the Audit and Risk Committee
David Lee, Chairperson
Daniel Jacobi
Craig Rohr

PROPOSAL THREE: APPROVAL OF THE 2022 EMPLOYEE STOCK PURCHASE PLAN
In this proposal, we are asking our stockholders to approve the Benson Hill, Inc. 2022 Employee Stock Purchase Plan (“ESPP” or the “Plan”). Our Board of Directors approved the ESPP on April 20, 2022, subject to stockholder approval. The ESPP is described in more detail below.
The purpose of the ESPP is to provide a means whereby Benson Hill can align the long-term financial interests of our employees with the financial interests of our stockholders. In addition, the Board of Directors believes that the ability to allow our employees to purchase shares of Benson Hill common stock will help us attract, retain, and motivate employees and encourage them to devote their best efforts to our business and financial success. The Board of Directors recommends our stockholders approve the ESPP in order to provide our employees with the opportunity to invest in Benson Hill through their participation in the ESPP, thereby encouraging them to remain in service and more closely aligning their interests with those of our stockholders.
The full text of the ESPP is set forth in Appendix A. The following description of certain features of the ESPP is qualified in its entirety by reference to the full text of the ESPP.
Description of the ESPP
The material features of the ESPP are described below. The following description of the ESPP is a summary only. This summary is not a complete statement of the ESPP and is qualified in its entirety by reference to the complete text of the ESPP, a copy of which is attached hereto as Appendix A. Our stockholders should refer to the ESPP for more complete and detailed information about the terms and conditions of the ESPP.
Purpose. The purpose of the ESPP is to provide a means by which eligible employees of Benson Hill and any designated subsidiaries may be given an opportunity to purchase shares of our common stock through accumulated payroll deductions in order to assist Benson Hill in retaining the services of current eligible employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for our success.
We intend that the ESPP will qualify as an “Employee Stock Purchase Plan” as that term is defined in Section 423 of the Internal Revenue Code of 1986 as amended from time to time, and any regulations promulgated thereunder (the “Code”). The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code. However, the Company may grant options pursuant to one or more offerings under the Plan that are not intended to meet the requirements of Code Section 423.
Share Reserve. A total of 5,000,000 shares of our common stock will be reserved for issuance under the ESPP. Based upon current trends, the Company anticipates the number of shares available for issuance under the ESPP will support the grant of options until at least seven years from the effective date of the ESPP up to its 10-year term. Shares available for issuance under the ESPP may consist of options under the Plan which have not yet been exercised, and authorized but unissued shares of common stock not yet placed under option. As of April 14, 2022, the Record Date, the closing price of Benson Hill’s common stock as reported on NYSE was $3.97 per share.
Administration. The ESPP will be administered by the Compensation Committee of the Board of Directors (the “Compensation Committee”) or another committee consisting of members appointed by the Board of Directors. Subject to the provisions of the ESPP, the Compensation Committee has full authority and discretion to construe, interpret, and apply the terms of the ESPP, and to establish such procedures that it deems necessary for the administration of the ESPP.
Eligibility. If this proposal is approved by the stockholders, all the employees of Benson Hill and its designated subsidiaries will be eligible to participate in the ESPP. As of the date the ESPP was approved by the Board of Directors, Benson Hill and its designated subsidiaries had five (5) executive officers and approximately four hundred thirty-nine (439) employees who will be eligible to participate in the ESPP.
Non-employee directors and non-employee consultants and advisors are not eligible to participate in the ESPP. An employee may not be granted rights to purchase stock under the ESPP (a) if such employee immediately after the grant would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of Benson Hill stock or any Subsidiary of the Company, (b) to the extent that such rights would accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) worth of Benson Hill stock for each calendar in which such option is outstanding at any time, or (c) if the grant of an option under the ESPP to a citizen or resident of a foreign jurisdiction would be prohibited under the laws of that jurisdiction, or (d) if, with respect to the grant of such an option to a citizen or resident of a foreign jurisdiction, compliance with the laws of that jurisdiction would violate Section 423 of the Code.
The ESPP will be implemented through one or more offerings which may be consecutive or overlapping. If the ESPP is approved by stockholders, the initial offering period is expected to begin on June 1, 2022 and will end on the following May 31, 2023. Thereafter, the following twelve-month periods shall each constitute an offering period: the period (i) beginning January 1 and ending on the following December 30; (ii) beginning April 1 and ending on the following March 31; (iii) beginning July 1 and ending on the following June 30; and (iv) beginning October 1 and ending on the following September 30, and the second offering period is expected to begin on July 1, 2022.
Payroll Deductions. The ESPP permits participants to purchase shares of Benson Hill common stock through accumulated payroll deductions. Participants may elect to have between one percent (1%) up to twenty-five percent (25%) (or such other percentage as the Compensation Committee may designate) of their eligible Compensation during an offering period deducted from their pay to be applied to the purchase of Benson Hill common stock.
Unless otherwise determined by the Compensation Committee, the purchase price of the shares will be eighty-five percent (85%) of the lower of the fair market value of Benson Hill common stock on the enrollment date or on the exercise date of the offering period, provided, however, that the Compensation Committee may establish a higher price for one or more offerings under the Plan.
For purposes of the ESPP, unless otherwise determined by the Compensation Committee, fair market value means, as of any date, the mean between the lowest and highest sales prices of Benson Hill common stock on the applicable trading day.
Purchase of Stock. By executing an agreement to participate in the ESPP, an eligible employee is entitled to purchase shares under the ESPP. The maximum number of shares of Benson Hill common stock that an employee may purchase during an offering period cannot exceed Twenty-Five Thousand U.S. Dollars ($25,000) worth of shares (calculated based on the closing price of the shares of Benson Hill common stock on the first day of the applicable offering period). If the aggregate number of shares to be purchased upon exercise of purchase rights granted in an offering would exceed the maximum aggregate number of shares of our common stock available under the ESPP, the Compensation Committee will make a pro rata allocation of available shares in a uniform manner as shall be practicable and as it shall determine to be equitable. Unless a participant terminates employment or withdraws from participation as described below, his or her option for the purchase of shares is exercised automatically on the last trading day of the offering period, at the applicable price discussed above. See “Withdrawal” below. In addition, any other amounts left over in a participant’s account after the last trading day of the offering period shall be returned to the participant as soon as administratively practicable at the end of such offering.
Withdrawal. A participant may withdraw all (but not less than all) payroll deductions and other contributions, if any, credited to his or her account and not yet used to exercise his or her option under the Plan at any time by accessing the website designated by Benson Hill and electronically withdrawing from the offering period or by giving written notice to Benson Hill. All of the participant’s payroll deductions credited to his or her account will be paid to such participant as soon as practicable after receipt of notice of withdrawal and such participant’s option for the offering period will be automatically terminated, and no further payroll deductions (or contributions) for the purchase of shares will be made during the offering period. If a participant withdraws from an offering period, payroll deductions (or contributions) will not resume at the beginning of the succeeding offering period unless the participant timely enrolls in that offering period.
Termination of Employment. Upon a participant’s termination of employment for any reason, participation in the ESPP will immediately terminate, and the payroll deductions and other contributions, if any, credited to such participant’s account during the offering period but not yet used to exercise the option will be returned to such participant or (or in the case of death, to the participant’s beneficiary).
Interest. No interest shall accrue on the payroll deductions credited to a participant’s account under the Plan unless otherwise required by applicable law.
Transferability. No participant is permitted to assign, transfer, pledge, or otherwise dispose of either the payroll deductions (or contributions) credited to a participant’s account or any rights with regard to the exercise of an option or to receive shares under the ESPP (other than by will, the laws of descent and distribution or as otherwise provided under the ESPP). During the participant’s lifetime, only the participant can exercise his or her right to purchase Benson Hill common stock under the ESPP.
Adjustment Provisions. Transactions not involving receipt of consideration by us, such as a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock or any other increase or decrease in the number of shares of common stock, may change the number of shares of common stock subject to the ESPP and to outstanding purchase rights. In that event, the ESPP will be equitably adjusted in the number of shares subject to the ESPP and the outstanding purchase rights granted under the ESPP will be appropriately adjusted in the number of shares and purchase limits of such purchase rights.
Corporate Transactions. In the event of certain specified significant corporate transactions, such as a merger or change in control, a successor corporation may assume, continue, or substitute each outstanding purchase right unless the Compensation Committee determines in its discretion to shorten the offering period then in progress by setting a new exercise date (the “New Exercise Date”). If the Compensation Committee sets a New Exercise Date, the Compensation Committee will notify each participant in writing, at least ten (10) days prior to the New Exercise Date that the exercise date for their option has been changed to the New Exercise Date and that their option will be exercised automatically on the New Exercise Date, unless prior to such date, the participant has withdrawn from the offering period.
Amendment and Termination. The Board or the Compensation Committee has the authority to amend or terminate the ESPP, at any time and for any reason, provided certain types of amendments will require the approval of Benson Hill stockholders and/or the affected participant. The ESPP will remain in effect for a period of ten (10) years from the date of its adoption by the Board, unless terminated earlier by the Board in accordance with the terms of the ESPP. Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Compensation Committee shall be entitled to change the offering periods, change the maximum number of shares of common stock purchasable per participant on any exercise date, limit the frequency and/or number of changes in the amount withheld during offering periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of common stock for each participant properly correspond with amounts withheld from the participant’s compensation or contributed by the participant, and establish such other limitations or procedures as Compensation Committee determines in its sole discretion advisable which are consistent with the ESPP.
U.S. Federal Income Tax Consequences
The following is a summary of the principal U.S. federal income tax consequences to participants and Benson Hill with respect to participation in the ESPP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of a purchase right or the sale or other disposition of Benson Hill common stock acquired under the ESPP. The ESPP is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.
Rights granted under the ESPP are intended to qualify for favorable U.S. federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423 of the Code.
A participant will be taxed on amounts withheld for the purchase of shares of Benson Hill common stock as if such amounts were actually received. Otherwise, no income will be taxable to a participant as a result of the granting or exercise of a purchase right until a sale or other disposition of the acquired shares. The taxation upon such sale or other disposition will depend upon the holding period of the acquired shares.
If the shares are sold or otherwise disposed of more than two years after the beginning of the offering period and more than one year after the shares are transferred to the participant, then the lesser of the following will be treated as ordinary income: (i) the excess of the fair market value of the shares at the time of such sale or other disposition over the purchase price; or (ii) the excess of the fair market value of the shares as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period). Any further gain or any loss will be taxed as a long-term capital gain or loss.
If the shares are sold or otherwise disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income at the time of such sale or other disposition. The balance of any gain will be treated as capital gain. Even if the shares are later sold or otherwise disposed of for less than their fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the shares on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the shares have been held. There are no U.S. federal income tax consequences to Benson Hill by reason of the grant or exercise of rights under the ESPP. Benson Hill is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant for shares sold or otherwise disposed of before the expiration of the holding periods described above (subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of tax reporting obligations).
New Plan Benefits
Participation in the ESPP is voluntary and each eligible employee will make his or her own decision regarding whether and to what extent to participate in the ESPP. Therefore, we cannot currently determine the benefits or number of shares subject to purchase rights and a new plan benefits table is thus not provided.
Interests of Executive Officers
Certain of our current executive officers have substantial interests in the matters set forth in this proposal since they will be eligible employees under the ESPP.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
APPROVAL OF PROPOSAL THREE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Unless otherwise indicated in the footnotes below, the following table sets forth information regarding the actual beneficial ownership of our Common Stock as of March 31, 2022 (the “Ownership Date”):

●	each person who is known to us to own beneficially more than 5% of the Company’s Common Stock;
●	each of our executive officers and directors; and
●	all executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty (60) days.
In computing the number of shares of common stock beneficially owned by a person and the percentage ownership, the Company deemed outstanding shares of its Common Stock subject to options and warrants held by that person that are currently exercisable or that are exercisable within sixty (60) days. The Company did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Applicable percentages are based on 205,069,249 shares of our Common Stock issued and outstanding on the Ownership Date.
For the avoidance of doubt, the table below also includes certain restricted shares of Common Stock that were issued upon the closing of the Merger Agreement, pending the achievement of certain milestones related to the share price of the Common Stock detailed in the Merger Agreement (the “Earn Out Shares”), which are currently held in escrow subject to forfeiture, issued to certain holders of our Common Stock in connection with the consummation of the Merger. Unless otherwise indicated and subject to applicable community property laws, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Unless otherwise indicated below, the address of each beneficial owner is listed in the table below.

	Number of
	Shares of	Percentage
	Common	of
	Stock	Outstanding
	Beneficially	Common
Name and Address of Beneficial Owners(1)	Owned	Stock
5% Stockholders:
Star Peak Sponsor II LLC(2)	16,535,954	7.8%
Michael C. Morgan(2)(3)	17,235,954	8.1%
Eric Scheyer(2)	16,535,954	7.8%
Alec Litowitz(2)(4)	17,175,954	8.2%
Entities affiliated with GV(5)	17,849,461	8.7%
Argonautic Ventures(6)	16,503,474	8.0%
Chiu Wing Nga Rita(6)	16,503,474	8.0%
Prelude Fund, LP(7)	11,050,714	5.4%
Mark Cupta(7)	11,050,714	5.4%
Gabriel Kra(7)	11,050,714	5.4%
Tim Woodward(7)	11,050,714	5.4%
S2G Ventures(8)	11,909,533	5.8%
Lukas T. Walton(8)	11,909,533	5.8%
Funds Managed by Mercury(9)	13,444,888	6.5%
Adrian Fortino(9)	13,444,888	6.5%
Blair Garrou(9)	13,444,888	6.5%
Aziz Gilani(9)	13,444,888	6.5%
Dan Watkins(9)	13,444,888	6.5%
Wheatsheaf Group U.S. Inc.(10)	11,573,376	5.6%
Directors and Named Executive Officers
Matthew Crisp(11)	5,380,478	2.6%
DeAnn Brunts(12)	430,160	*
Jason Bull(13)	120,982	*
Daniel Jacobi(14)	354,882	*
J. Stephan Dolezalek	—	—
Adrienne Elsner(15)	258,096	*
David Lee(16)	107,540	*
Craig Rohr	—	—
Molly Montgomery	—	—
Linda Whitley-Taylor(17)	107,540	*
All directors and executive officers as a group (12 individuals)	6,813,448	3.3%

*	Less than one percent
(1)	Unless otherwise noted, the business address of each of the executive officers and directors of Benson Hill is c/o Benson Hill, Inc., 1001 North Warson Road, St. Louis, Missouri 63132.

(2)	The amount and nature of ownership indicated above is based solely upon information contained in Star Peak Sponsor II LLC’s Schedule 13G filed with the SEC on February 10, 2022 (the “Sponsor Schedule 13G”). As of December 31, 2021, the Sponsor was the record holder of 16,535,954 shares of Common Stock, including 1,996,500 Sponsor Earn Out Shares, and warrants to acquire 6,553,454 shares of Common Stock. The Sponsor Earn Out Shares are restricted and subject to forfeiture if certain earnout conditions described in the Merger Agreement are not satisfied. Sponsor has voting control over such Sponsor Earn Out Shares. Star Peak 19, LLC, Star Peak L LLC and Star Peak M LLC are the managing members of the Sponsor and as such, each of them has voting and investment discretion with respect to the shares of Common Stock held of record by the Sponsor and may be deemed to have shared beneficial ownership of the Common Stock held directly by the Sponsor. Eric Scheyer is the sole member of and controls Star Peak 19 LLC; Alec Litowitz is the sole member of and controls Star Peak L LLC; and Michael C. Morgan is the sole member of and controls Star Peak M LLC (each, a “Sponsor Controlling Entity”). The unanimous consent of each Sponsor Controlling Entity is required to make voting and dispositive decisions with respect to the securities held by the Sponsor. Accordingly, each of Messrs. Scheyer, Litowitz and Morgan is deemed to have or share beneficial ownership of the securities held directly by the Sponsor. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The principal business address of each of the Sponsor Controlling Entities and each of Messrs. Scheyer, Litowitz and Morgan is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.
(3)	The amount and nature of ownership indicated above is based solely upon information contained in the Sponsor Schedule 13G and information provided to the Company in connection with the preparation of its Registration Statement on Form S-1 filed with the SEC on April 11, 2022. As of the Ownership Date, certain entities controlled by Michael C. Morgan held 700,000 shares of Common Stock, including 100,000 warrants to purchase shares of Common Stock, over which Mr. Morgan has voting and investment discretion and for which he may be deemed to have beneficial ownership. Mr. Morgan disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.
(4)	The amount and nature of ownership indicated above is based solely upon information contained in the Sponsor Schedule 13G and information provided to the Company in connection with the preparation of its Registration Statement on Form S-1 filed with the SEC on April 11, 2022. As of the Ownership Date, certain entities controlled by Alec Litowitz held 640,000 shares of Common Stock, including 50,000 warrants to purchase shares of Common Stock, over which Mr. Litowitz has voting and investment discretion and for which he may be deemed to have beneficial ownership. Mr. Litowitz disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.
(5)	The amount and nature of ownership indicated above is based solely upon information provided to the Company by GV in connection with the preparation of its Registration Statement on Form S-1 filed with the SEC on April 11, 2022. The indicated amount represents 17,849,461 shares of Common Stock, consisting of (i) 11,510,238 shares of Common Stock (including the 200,000 shares of Common Stock issuable upon exercise of warrants) held by GV 2017, L.P. and (ii) 6,339,223 shares of Common Stock held by GV 2019, L.P. GV 2017 GP, L.P. is the general partner of GV 2017, L.P., GV 2017 GP, L.L.C. is the general partner of GV 2017 GP, L.P., Alphabet Holdings LLC is the sole member of GV 2017 GP, L.L.C., XXVI Holdings Inc. is the sole member of Alphabet Holdings LLC, and Alphabet Inc. is the controlling stockholder of XXVI Holdings Inc. GV 2019 GP, L.P. is the general partner of GV 2019, L.P., GV 2019 GP, L.L.C., is the general partner of GV 2019 GP, L.P., Alphabet Holdings LLC is the sole member of GV 2019 GP, L.L.C., XXVI Holdings Inc. is the sole member of Alphabet Holdings LLC, and Alphabet Inc. is the controlling stockholder of XXVI Holdings Inc. Each of the above listed entities may each be deemed to have sole power to vote or dispose of the securities held by GV 2017, L.P. and GV 2019, L.P., respectively. The principal business address of each of the entities listed above is 1600 Amphitheatre Parkway, Mountain View, California 94043.

(6)	The amount and nature of ownership indicated above is based solely upon information contained in Argonautic Ventures Master SPC’s Schedule 13G/A filed with the SEC on January 26, 2021. The indicated amount represents 16,503,474 shares of Common Stock held by Argonautic Ventures Master SPC (for and on behalf of Argonautic Vertical Series Benson Hill SS Fund II SP) and Argonautic Ventures Master SPC (for and on behalf of Argonautic Vertical Series Benson Hill SS Funds III SP) as of September 30, 2021. Chiu Wing Nga Rita holds a direct or indirect interest in Argonautic Ventures Master SPC (for and on behalf of Argonautic Vertical Series Benson Hill SS Fund II SP) and Argonautic Ventures Master SPC (for and on behalf of Argonautic Vertical Series Benson Hill SS Funds III SP) and may be deemed to have beneficial ownership of the securities held directly by such entities. The address for each of Argonautic Ventures Master SPC and Chiu Wing Nga Rita is 31 The Strand, Grand Cayman KU1-1105, Cayman Islands.
(7)	The amount and nature of ownership indicated above is based solely upon information provided to the Company in connection with the preparation and filing of its Registration Statement on Form S-1 filed with the SEC on October 22, 2021. The indicated amount represents 11,050,714 shares of Common Stock held by Prelude Fund, LP as of October 5, 2021. Prelude Ventures LLC is the manager of Prelude Fund, LP and may be deemed to have beneficial ownership of the securities held directly by Prelude Fund, LP. Mark Cupta, Gabriel Kra and Tim Woodward are the managing directors of Prelude Ventures LLC and may be deemed to have or share beneficial ownership of the securities held directly by Prelude Fund LLC. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The address for Prelude Fund, LP is One Ferry Building, Suite 300, San Francisco, California 94111.
(8)	The amount and nature of ownership indicated above is based solely upon information provided to the Company in connection with the preparation and filing of its Registration Statement on Form S-1 filed with the SEC on April 11, 2022. The indicated amount represents 11,909,533 shares of Common Stock held as of the Ownership Date, consisting of (i) 4,267,396 shares of Common Stock (including the 416,666 shares of Common Stock issuable upon exercise of warrants) held by S2G Builders Food & Agriculture Fund III, LP, (ii) 1,782,605 shares of Common Stock held by S2G Ventures Fund I, L.P., and (iii) 5,859,532 shares of Common Stock held by S2G Ventures Fund II, L.P. (the above-listed entities, collectively “S2G Ventures”). Lukas T. Walton holds a direct or indirect interest in S2G Ventures and may be deemed to have beneficial ownership of the securities held directly by such entities. Mr. Walton disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly. The address for S2G Ventures is PO Box 1860, Bentonville, Arkansas 72712.
(9)	The amount and nature of ownership indicated above is based solely upon information provided to the Company in connection with the preparation of its Registration Statement on Form S-1 filed with the SEC on April 11, 2022. The indicated amount represents (i) 306,518 shares of Common Stock (including 3,000 shares of Common Stock issuable upon exercise of warrants) held by Mercury Fund III Affiliates, L.P., (ii) 6,505,172 shares of Common Stock (including 63,666 shares of Common Stock issuable upon exercise of warrants) held by Mercury Fund Ventures III, L.P., and (iii) 6,633,198 shares of Common Stock (including 366,666 shares of Common Stock issuable upon exercise of warrants) held by Mercury Camelback Fund, LLC. The general partner of Mercury Fund III Affiliates, L.P. and Mercury Fund Ventures III, L.P. is Mercury Fund Partners III, LP. The managing member of Mercury Camelback Fund, LLC is Mercury Partners Management LLC. Adrian Fortino, Blair Garrou, Aziz Gilani and Dan Watkins manage Mercury Camelback Fund, LLC, Mercury Fund Affiliates III, L.P., Mercury Fund Ventures III, L.P., Mercury Partners Management LLC, and Mercury Fund Partners III, L.P. and may be deemed to have or share beneficial ownership of the securities held directly by such entities. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The address for Mercury is 3737 Buffalo Speedway, Suite 1750, Houston, Texas 77098.
(10)	The amount and nature of ownership indicated above is based solely upon information provided to the Company in connection with the preparation of its Registration Statement on Form S-1 filed with the SEC on April 11, 2022. The indicated amount represents 11,573,376 shares of Common Stock (including 766,666 shares of Common Stock issuable upon exercise of warrants) held by Wheatsheaf Group U.S. Inc. as of the Ownership Date.

(11)	Represents 5,380,478 shares of Common Stock, consisting of (i) 2,937,508 shares of Common Stock directly held by Mr. Crisp, (ii) 1,152,491 shares of Common Stock held by trusts indirectly controlled by Mr. Crisp and (iii) 1,290,479 shares of Common Stock underlying certain options to purchase shares of Common Stock exercisable within sixty (60) days of the Ownership Date held by Mr. Crisp.
(12)	Represents 430,160 shares of Common Stock underlying certain options to purchase shares of Common Stock exercisable within sixty (60) days of the Ownership Date held by Ms. Brunts.
(13)	Represents 120,982 shares of Common Stock underlying certain options to purchase shares of Common Stock exercisable within sixty (60) days of the Ownership Date held by Mr. Bull.
(14)	Represents 354,882 shares of Common Stock underlying certain options to purchase shares of Common Stock exercisable within sixty (60) days of the Ownership Date held by Mr. Jacobi.
(15)	Represents 258,096 shares of Common Stock underlying certain options to purchase shares of Common Stock exercisable within sixty (60) days of the Ownership Date held by Ms. Elsner.
(16)	Represents 107,540 shares of Common Stock, consisting of (i) 21,508 shares of Common Stock directly held by Mr. Lee and (ii) 86,032 shares of Common Stock underlying certain options to purchase shares of Common Stock exercisable within sixty (60) days of the Ownership Date held by Mr. Lee.
(17)	Represents 107,540 shares of Common Stock underlying certain options to purchase shares of Common Stock exercisable within sixty (60) days of the Ownership Date held by Ms. Whitley-Taylor.

EXECUTIVE OFFICERS
Our current executive officers and their ages as of April 27, 2022 and positions with Benson Hill are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position
Matthew B. Crisp	39	Chief Executive Officer and Director
Dean Freeman*	58	Chief Financial Officer
Jason Bull	55	Chief Technology Officer
Bruce Bennett	51	President, Ingredients
Yevgeny Fundler	52	Chief Legal Officer and Corporate Secretary

*	DeAnn Brunts, a current member of our Board of Directors and a nominee for re-election at the Annual Meeting, served as our Chief Financial Officer from January 1, 2021 to March 28, 2022.
Our Board of Directors chooses our executive officers, who then serve at the discretion of our Board of Directors.
Matthew B. Crisp. For a brief biography of Mr. Crisp, please see “Proposal One: Election of Directors.”
Dean Freeman has served as the Chief Financial Officer for Benson Hill since March 28, 2022. Prior to that, in order to facilitate Mr. Freeman’s transition into the position of Chief Financial Officer, in February 2022, the Company hired Mr. Freeman as Executive Vice President, Finance. Prior to joining the Company, Mr. Freeman served as President and Chief Executive Officer of First Source Capital LLC, a commercial finance company Mr. Freeman founded in 2019 to serve the commercial real estate, trade finance, alternative finance, M&A and business finance markets. Prior to founding First Source Capital, from 2016 to 2019 Mr. Freeman served as Vice President, Finance, Information Technology, and Chief Financial Officer of GCP Applied Technologies Inc. (NYSE: GCP), a global provider of construction products technologies, since its separation from W.R. Grace & Co. in 2016, where Mr. Freeman served as Vice President, GCP Finance from 2015 to 2016. Before W.R. Grace & Co., from 2012 to 2015 Mr. Freeman was employed by Watts Water Technologies Inc. (NYSE: WTS), a global provider of water quality products and solutions for the residential, commercial and industrial real estate markets, were he served as interim President and Chief Executive Officer after serving as Executive Vice President and Chief Financial Officer. Mr. Freeman has also held senior finance and treasurer roles with Flowserve Corporation and The Stanley Works Corporation, in addition to financial and management roles of increasing responsibility with United Technologies Corporation and Alstom Power Services. Mr. Freeman earned his Bachelor of Science in Business Administration from the University of Connecticut and his Master of Business Administration from Rensselaer Polytechnic Institute.
Jason Bull, Ph.D., has served as the Chief Technology Officer for Benson Hill since 2020. In his role as Chief Technology Officer, Mr. Bull leads the company’s combined research and development and data science capabilities across predictive breeding, genomics, product discovery, big data engineering and software development. Mr. Bull has over 20 years of industry experience unlocking synergies between biology and data science for multiple industries. Prior to joining Benson Hill, he co-founded and served as VP, Strategy & Machine Learning at Object Computing, Inc. (OCI), and founded a machine learning strategic impact business leveraged by multiple Fortune 500 companies spanning a diverse set of industries. Prior to OCI, Mr. Bull spent twenty years with Bayer (Monsanto), most recently as its Vice President R&D of (Global Digital Seed Science), where he delivered a digital advisory platform. Mr. Bull also served as Vice President R&D (Global Trait & Field Solutions), leading trait introgression into the global product lineup and global research and development intellectual property, where he spearheaded the seminal introduction of predictive technologies and their application to the research and development pipeline. Mr. Bull has been granted 30 patents in digital agriculture, molecular breeding and robotic seed chipping. He has also authored 15 publications on the optimization of breeding and production systems. He earned his Bachelor of Arts in agricultural sciences (Honors) in quantitative genetics and analytics and his Ph.D. in quantitative genetics and biometrics from the University of Queensland in Australia.
Bruce Bennett has served as the President, Ingredients for Benson Hill since July 2021. Prior to joining Benson Hill, Mr. Bennett worked as the Vice President Strategic Sourcing at McClement Management Group where he was responsible for managing spend across baked goods, dairy, coatings and seasonings and condiments for one of the largest quick service restaurants in the United States. From 1999 to 2018, Mr. Bennett worked at various roles at Archer Daniels Midland, including, most recently, President Global Proteins where he led the division tasked with commercializing next generation proteins and implementing growth initiatives for soy and peas protein, edible beans and powders, ancient grains and gluten-free and organic flours. While at Archer Daniels Midland, Mr. Bennett also worked as President, Specialty Ingredients, Vice President, Foods and Wellness, General Manager, Soy Proteins, as well as in various sales positions domestically and internationally. During his time there, Mr. Bennett led efforts to expand Archer Daniels Midland’s geographic footprint, broaden its portfolio into complementary and adjacent products, and commercialize next-generation protein ingredients. Mr. Bennett earned his Bachelor of Arts from Illinois Wesleyan University and a wide variety of professional certifications.
Yevgeny Fundler has served as Chief Legal Officer and Corporate Secretary for Benson Hill since May 2021. From March 2014 to January 2021, he served as Senior Vice President, General Counsel and Secretary of AITX (formerly known as American Railcar Industries, Inc.), a leading solutions-provider of railcar leasing and repair services, managing a fleet of tank and covered hopper railcars across the United States. Mr. Fundler served as Vice President, General Counsel of WestPoint Home LLC, a company in the business of manufacturing, licensing and distributing various home textile products and brands with an international manufacturing base in Bahrain and a multinational sourcing operation, from March 2010 until February 2014. From September 2006 through February 2010, Mr. Fundler served as Assistant General Counsel of Icahn Enterprises L.P. (NASDAQ: IEP), a diversified holding company engaged in investment, energy, automotive, food packing, metals, real estate and home fashion. From March 2000 to September 2006, Mr. Fundler served as Counsel with Icahn Associates and affiliates. Prior to Icahn Associates, Mr. Fundler worked for Gordon Altman Weitzen Shalov & Wein, a law firm representing the interests of various corporate and institutional clients in a broad range of corporate, mergers and acquisitions and other commercial transactions. Prior to joining the corporate group at Gordon Altman Weitzen Shalov & Wein, Mr. Fundler had his own law practice in Silicon Valley and San Francisco, with an emphasis on representing start-up entrepreneurs. Mr. Fundler earned his Bachelor of Arts in International Business from San Diego State University and his Juris Doctor from University of California Hastings College of the Law.
EXECUTIVE COMPENSATION
Introduction
This section provides an overview of the Company’s executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below.
Our named executive officers (“NEOs”) for fiscal year 2021, which are determined in accordance with applicable SEC rules and consist of our principal executive officer and the next two most highly compensated executive officers, are:

●	Matthew B. Crisp, our Chief Executive Officer;
●	DeAnn Brunts, our former Chief Financial Officer; and
●	Jason Bull, our Chief Technology Officer.

Summary Compensation Table
The following table shows information concerning the annual compensation for services provided to the Company by our NEOs for the period ended December 31, 2021.

Name and Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(2)	Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Matthew Crisp	2021	455,712	—	2,900,420	912,803(8)	657,012	15,838	4,941,784
Chief Executive Officer(6)	2020	338,866	—	—	—	78,893	11,400	429,159
DeAnn Brunts	2021	470,280	350,000	840,691	898,378(9)	269,231	46,633	2,875,213
Chief Financial Officer(7)	2020	—	—	—	—	—	—	—
Jason Bull	2021	330,808	—	618,798	306,476(10)	219,210	12,693	1,487,984
Chief Technology Officer	2020	117,692	—	—	164,667	34,344	—	316,703

(1)	This amount includes a $100,000 sign-on bonus awarded to DeAnn Brunts on January 22, 2021 as well as a $250,000 performance bonus based on metrics related to the company going public, paid on October 15, 2021.
(2)	The amounts included in the “Stock Awards” and “Option Awards” columns represent the grant date fair values of restricted stock unit (“RSU”) awards and stock options, respectively, granted to our NEOs. Amounts shown do not reflect compensation actually received by the NEOs nor do they necessarily reflect the actual value that will be recognized by the NEOs. Instead, the amount shown is the grant date fair value of RSU awards and stock option awards granted to the NEOs computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”). The assumptions used to calculate the value of RSU awards and stock options are set forth in Note 18 — Stock-Based Compensation to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
(3)	Granted on September 29, 2021. This RSU award vests subject to continued service, if at any time on or after the Vesting Start Date but on or prior to the 3rd anniversary of the Vesting Start Date the closing price per share of the Common Stock over any 20 trading days within any 30 consecutive trading day period equals or exceeds: (i) $14, then 50% of this award will vest; and (ii) $16, then 50% of this award will vest.
(4)	The amounts in this column represent cash bonus payments to our NEOs under our 2021 Annual Incentive Plan, which are based on Company and individual performance.
(5)	The amounts in this column represent group-term life payments made by the company on behalf of the employee, 401(k) plan matching contributions and housing allowance provided to Ms. Brunts.
(6)	Mr. Crisp received no cash compensation in respect of his 2021 or 2020 board service.
(7)	Ms. Brunts became Chief Financial Officer as of January 11, 2021. Ms. Brunts resigned as Chief Financial Officer in connection with her retirement, and she was replaced by Dean Freeman, effective as of the filing of the Company’s Annual Report on Form 10-K on March 28, 2022. Ms. Brunts has served on our Board of Directors since November 2020. Ms. Brunts received no cash compensation in respect of her 2021 board service.
(8)	This amount includes two awards. The first award was granted on January 25, 2021. This option award vests and becomes exercisable in approximately equal installments on each of the first four anniversaries of the Vesting Commencement Date (here, October 21, 2020), subject to continued service with the Company through each such vesting date. The second award was granted on February 9, 2021. This option award vests and becomes exercisable in approximately equal installments on the Vesting Commencement Date (here, September 29, 2021) and each of the first three anniversaries of the Vesting Commencement Date, subject to continued service with the Company through each such vesting date.
(9)	This amount includes two awards. The first award was granted on January 25, 2021. This option award vests and becomes exercisable in approximately equal installments on each of the first two anniversaries of the Vesting Commencement Date (here, January 11, 2021), subject to continued service with the Company through each such vesting date. The second award was granted on January 25, 2022 in connection with her board service. This option award vests and becomes exercisable in approximately equal installments on each of the first eight quarterly anniversaries of the Vesting Commencement Date (here, December 1, 2020), subject to continued service with the Company through each such vesting date.
(10)	This amount includes two awards. The first award was granted on February 9, 2021. This option award vests and becomes exercisable in approximately equal installments on the Vesting Commencement Date (here, September 29, 2021) and each of the first three anniversaries of the Vesting Commencement Date, subject to continued service with the Company through each such vesting date. The second award was granted on February 9, 2021. This option award vests and becomes exercisable in approximately equal installments on each of the first four anniversaries of the Vesting Commencement Date (here, February 9, 2021), subject to continued service with the Company through each such vesting date.

Employment Agreements
Chief Executive Officer – Crisp Employment Agreement
On July 20, 2021, the Company and Mr. Crisp entered into an Executive Employment Agreement (the “Crisp Employment Agreement”) in connection with Mr. Crisp’s service to the Company as its Chief Executive Officer. The Crisp Employment Agreement became effective on the Merger Closing Date.
Pursuant to the Crisp Employment Agreement, Mr. Crisp (i) is entitled to an annual base salary of $575,000, (ii) is eligible to receive an annual cash bonus with a target amount of 125% of his annual base salary, determined based on the achievement of certain Company and individual performance goals set by the Board of Directors or the Compensation Committee, and subject to other terms and conditions of the Crisp Employment Agreement, and (iii) starting in 2022, is eligible to participate in the Company’s 2021 Omnibus Incentive Plan (the “Incentive Plan”) and the Company’s long-term equity incentive program (the “LTIP”), as determined by the Board of Directors or the Compensation Committee, in its sole discretion. The target equity award for Mr. Crisp’s 2022 annual grant will have a grant date fair value equal to 200% of Mr. Crisp’s base salary, and shall vest 25% on each of the first four anniversaries of the grant date, subject to Mr. Crisp’s continued employment with the Company through the applicable vesting date.
In addition, in consideration of Mr. Crisp entering into the Crisp Employment Agreement, Mr. Crisp became eligible to receive a one-time equity incentive award of 2,000,000 RSUs (the “Outperformance Grant”), that will vest subject to Mr. Crisp’s continued employment with the Company through September 29, 2024 (the third anniversary of the Merger Closing Date) and satisfaction of certain performance-based vesting conditions generally based on the achievement by our Common Stock of certain 30-day volume-weighted average price per share milestones (as detailed in the Crisp Employment Agreement).
Under the Crisp Employment Agreement, upon a termination by the Company without Cause or Mr. Crisp’s resignation for Good Reason (each as defined in the Crisp Employment Agreement, and together an “Involuntary Termination”), Mr. Crisp is entitled to the following benefits, subject to continued compliance with certain restrictive covenants and execution of a release of claims in favor of the Company: (i) salary continuation for two years; (ii) a lump sum payment equal to any unpaid annual bonus for the calendar year prior to Mr. Crisp’s separation; (iii) a lump sum payment equal to any annual bonus that would have been payable in the year of Mr. Crisp’s separation (based on the lower of achievement of the applicable target performance goals or actual performance); and (iv) if Mr. Crisp timely elects COBRA continuation coverage, up to 18 months of reimbursements for Mr. Crisp’s COBRA premium payments.
The Crisp Employment Agreement also provides for the following material compensation terms if Mr. Crisp experiences an Involuntary Termination: (i) if he elects COBRA continuation coverage and on the 18-month anniversary date of his separation he has not become eligible to be covered under a group health plan sponsored by another employer, then he will receive a lump sum cash payment equal to six times the amount he paid to effect and continue coverage for himself and any covered dependents under the Company’s group health plan for the full calendar year month immediately preceding such anniversary date (plus a gross-up to cover any taxes paid by executive related to such payment); (ii) as of the date Mr. Crisp’s release of claims becomes effective, any unvested equity awards outstanding at the time of executive’s separation that are subject to time-vesting shall immediately vest as if Mr. Crisp had remained employed for 24 months following the date of his Involuntary Termination; and (iii) to the extent any portion of the Outperformance Grant has not performance vested (after applying any other applicable vesting acceleration provisions under the Crisp Employment Agreement), such portion of the award will remain outstanding and eligible to performance vest during the six-month period following Mr. Crisp’s Involuntary Termination, after which time it shall be forfeited as to the portion that has not both time and performance vested.
In addition, if in the 12 months following a Change in Control (as defined in the Incentive Plan), Mr. Crisp experiences an Involuntary Termination or if the circumstances that ultimately give rise to the Involuntary Termination occur within the three months prior to a Change in Control, the unvested portions of any outstanding equity awards that are subject to time-vesting shall become fully time-vested.
Mr. Crisp is also party to the Company’s 2021 general form of Loyalty Agreement used for Company employees, which provides for one-year salary continuation upon an employee’s separation if, in the Company’s sole discretion, the Company elects to bind the employee to a one-year post-employment non-competition covenant. This Loyalty Agreement also provides for certain restrictive covenants, including confidentiality, intellectual property assignment, and non-solicitation of employees, consultants or customers during employment and for one year post-termination.
The Crisp Employment Agreement also provides that to the extent an event or events occur that would trigger the application of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code” and Section 280G thereof “Code Section 280G”), and result in “parachute payments” within the meaning of Code Section 280G to be paid to Mr. Crisp, any such parachute payments payable to Mr. Crisp will be reduced to the maximum amount that does not trigger an excise tax under Code Section 280G unless Mr. Crisp would be better off on an after-tax basis receiving all such parachute payments.
Chief Financial Officer – Brunts Employment Agreement
On September 29, 2021, the Company and Ms. Brunts entered into an Executive Employment Agreement (the “Brunts Employment Agreement”) in connection with Ms. Brunts’s service to the Company as its Chief Financial Officer. The Brunts Employment Agreement became effective on the Merger Closing Date and terminated upon Ms. Brunts’s resignation from the position of Chief Financial Officer on March 28, 2022.
Pursuant to the Brunts Employment Agreement, Ms. Brunts (i) was entitled to an annual base salary of $500,000, (ii) was eligible to receive an annual cash bonus with a target amount of 50% of her annual base salary, determined based on the achievement of certain Company and individual performance goals set by the Board or the Compensation Committee, and subject to other terms and conditions of the Brunts Employment Agreement, and (iii) starting in 2022, was eligible to participate in the Incentive Plan and the LTIP, as determined by the Board of Directors or the Compensation Committee, in its sole discretion. The target equity award for Ms. Brunts’s 2022 annual grant would have had a grant date fair value equal to 75% of Ms. Brunts’s base salary, and would have vested 25% on each of the first four anniversaries of the grant date, subject to Ms. Brunts’s continued employment with the Company through the applicable vesting date.
In addition, in consideration of Ms. Brunts entering into the Brunts Employment Agreement, Ms. Brunts became eligible to receive 67,000 RSUs, subject to Ms. Brunts’s continued employment with the Company through September 29, 2024 (the third anniversary of the Merger Closing Date) and certain performance-based vesting conditions generally based on the achievement by our Common Stock of certain 30-day volume-weighted average price per share milestones (as detailed in the Brunts Employment Agreement).
Under the Brunts Employment Agreement, upon a termination by the Company without Cause or Ms. Brunts’s resignation for Good Reason (each as defined in the Brunts Employment Agreement, and together an “Involuntary Termination”), Ms. Brunts would have been entitled to the following benefits, subject to continued compliance with certain restrictive covenants and execution of a release of claims in favor of the Company: (i) salary continuation for one year; (ii) a lump sum payment equal to any unpaid annual bonus for the calendar year prior to Ms. Brunts’s separation; (iii) a lump sum payment equal to any annual bonus that would have been payable in the year of Ms. Brunts’s separation (based on the lower of achievement of the applicable target performance goals or actual performance), prorated, based on the portion of such year in which Ms. Brunts is employed (the “Brunts Separation Year Bonus”); and (iv) if Ms. Brunts timely elected COBRA continuation coverage, up to 12 months of reimbursements for Ms. Brunts’s COBRA premium payments.
In addition, if in the 12 months following a Change in Control, Ms. Brunts experienced an Involuntary Termination or if the circumstances that ultimately gave rise to the Involuntary Termination occurred within the three months prior to a Change in Control, (i) Ms. Brunts would have been eligible for an additional six months of salary continuation and COBRA premiums and the Brunts Separation Year Bonus would not have been subject to proration and (ii) the unvested portions of any outstanding equity awards subject to time-vesting would have become fully time-vested.
The Brunts Employment Agreement also provided for the following material compensation terms: (i) one-time performance bonus of $250,000, subject to the Merger Closing and the Company’s receipt of at least $250 million in net proceeds upon public market entry; (ii) reimbursement for housing for Company-related travel to St. Louis (Ms. Brunts primarily provided services from Denver, Colorado); and (iii) in the event of Ms. Brunts’ resignation without Good Reason or if Ms. Brunts experienced an Involuntary Termination, any of the 600,000 stock options granted to Ms. Brunts in January 2021 that remain unvested would have vested, subject, with respect to a resignation without Good Reason, to Ms. Brunts providing reasonable transition services until a suitable successor was in place or the Company and Ms. Brunts agreed to a reasonable transition plan.
Ms. Brunts was also party to the Company’s 2021 general form of Loyalty Agreement used for Company employees, which provides for one-year salary continuation upon an employee’s separation if, in the Company’s sole discretion, the Company elects to bind the employee to a one-year post-employment non-competition covenant. This Loyalty Agreement also provides for certain restrictive covenants, including confidentiality, intellectual property assignment, and non-solicitation of employees, consultants or customers during employment and for one year post-termination. The Brunts Employment Agreement also provided for up to an additional 12 months of base salary continuation if the Company elected to extend the restrictive period for Ms. Brunts’s non-compete covenant.
The Brunts Employment Agreement also provided that to the extent an event or events occurred that would have triggered the application of Code Section 280G and result in “parachute payments” within the meaning of Code Section 280G to be paid to Ms. Brunts, any such parachute payments payable to Ms. Brunts would have been reduced to the maximum amount that does not trigger an excise tax under Code Section 280G unless Ms. Brunts would have been better off on an after-tax basis receiving all such parachute payments.

Chief Technology Officer – Bull Employment Agreement
On September 9, 2021, the Company and Mr. Bull entered into an Executive Employment Agreement (the “Bull Employment Agreement”) in connection with Mr. Bull’s service to the Company as its Chief Technology Officer. The Bull Employment Agreement became effective on the Merger Closing Date.
Pursuant to the Bull Employment Agreement, Mr. Bull (i) is entitled to an annual base salary of $410,000, (ii) is eligible to receive an annual cash bonus with a target amount of 50% of his annual base salary, determined based on the achievement of certain Company and individual performance goals set by the Board or the Compensation Committee, and subject to other terms and conditions of the Bull Employment Agreement, and (iii) starting in 2022, is eligible to participate in the Incentive Plan and the LTIP, as determined by the Board of Directors or the Compensation Committee, in its sole discretion. The target equity award for Mr. Bull’s 2022 annual grant will have a grant date fair value equal to 75% of Mr. Bull’s base salary, and shall vest 25% on each of the first four anniversaries of the grant date, subject to Mr. Bull’s continued employment with the Company through the applicable vesting date.
In addition, in consideration of Mr. Bull entering into the Bull Employment Agreement, Mr. Bull became eligible to receive 67,000 RSUs, subject to Mr. Bull’s continued employment with the Company through September 29, 2024 (the third anniversary of the Merger Closing Date) and certain performance-based vesting conditions generally based on the achievement by our Common Stock of certain 30-day volume-weighted average price per share of milestones (as detailed in the Bull Employment Agreement).
Under the Bull Employment Agreement, upon a termination by the Company without Cause or Mr. Bull’s resignation for Good Reason (each as defined in the Bull Employment Agreement, and together an “Involuntary Termination”), Mr. Bull would be entitled to the following benefits, subject to continued compliance with certain restrictive covenants and execution of a release of claims in favor of the Company: (i) salary continuation for one year; (ii) a lump sum payment equal to any unpaid annual bonus for the calendar year prior to Mr. Bull’s separation; (iii) a lump sum payment equal to any annual bonus that would have been payable in the year of Mr. Bull’s separation (based on the lower of achievement of the applicable target performance goals or actual performance), prorated, based on the portion of such year in which Mr. Bull is employed (the “Bull Separation Year Bonus”); and (iv) if Mr. Bull timely elects COBRA continuation coverage, up to 12 months of reimbursements for Mr. Bull’s COBRA premium payments.
In addition, if in the 12 months following a Change in Control, Mr. Bull experiences an Involuntary Termination or if the circumstances that ultimately give rise to the Involuntary Termination occur within the three months prior to a Change in Control, (i) Mr. Bull will be eligible for an additional six months of salary continuation and COBRA premiums and the Bull Separation Year Bonus will not be subject to proration and (ii) the unvested portions of any outstanding equity awards that are subject to time-vesting shall become fully time-vested.
Mr. Bull is also party to the Company’s general form of 2021 Loyalty Agreement used for Company employees, which provides for one-year salary continuation upon an employee’s separation if, in the Company’s sole discretion, the Company elects to bind the employee to a one-year post-employment non-competition covenant. The Loyalty Agreement also provides for certain restrictive covenants, including confidentiality, intellectual property assignment, and non-solicitation of employees, consultants or customers during employment and for one year post-termination. The Bull Employment

Agreement also provides for up to an additional 12 months of base salary continuation if the Company elects to extend the restrictive period for Mr. Bull’s non-compete covenant.
The Bull Employment Agreement also provides that to the extent an event or events occur that would trigger the application of Code Section 280G, and result in “parachute payments” within the meaning of Code Section 280G to be paid to Mr. Bull, any such parachute payments payable to Mr. Bull will be reduced to the maximum amount that does not trigger an excise tax under Code Section 280G unless Mr. Bull would be better off on an after-tax basis receiving all such parachute payments.
Base Salary Adjustments
In March 2021, Mr. Crisp’s base salary was increased from $335,000 to $475,000. In September 2021, Mr. Crisp’s base salary was further increased from $475,000 to $575,000 pursuant to the Crisp Employment Agreement.
In March 2021, Mr. Bull’s base salary was increased from $300,000 to $330,000. In September 2021, Mr. Bull’s base salary was further increased from $330,000 to $410,000 pursuant to the Bull Employment Agreement.
Ms. Brunts’s base salary remained unchanged at $500,000 during 2021.
Annual Bonuses
Benson Hill used annual cash incentive bonuses for the executive officers to motivate their achievement of short-term performance goals and tie a portion of their cash compensation to performance. During the first quarter of the year, the compensation committee selected performance targets, target amounts, target award opportunities and other terms and conditions of annual cash bonuses for the executive officers, subject to the terms of their employment agreements. Following the end of each year, the Compensation Committee determines the extent to which the performance targets were achieved and the amount of the award that was payable to the executive officers.
Stock-Based Awards
Benson Hill uses stock-based awards to promote our interests by providing our executives with the opportunity to acquire equity interests as an incentive for their remaining in our service and aligning the executives’ interests with those of Benson Hill’s equityholders. Our NEOs received earn out grants of long-term equity incentive awards pursuant to the Incentive Plan in 2021. Historically and during 2021, we have made stock option awards to our NEOs subject to time-based vesting, performance-based vesting or both, as reflected in our Outstanding Equity Awards at 2021 Fiscal Year-End table below.
Employee Benefit Plans
Our NEOs are generally eligible to participate in our health and welfare, retirement and other employee benefit programs on the same basis as other employees, subject to applicable law. We maintain a 401(k) plan for eligible employees. Under the 401(k) plan, eligible employees may elect to contribute a portion of their eligible compensation as pre-tax or Roth deferrals or on an after-tax basis in accordance with the limitations imposed under the Code. We match 100% of each dollar contributed by a participant, up to the first 3% of eligible 401(k) compensation, and 50% of each dollar contributed between 3% and 5% of the participant’s eligible 401(k) compensation, subject to limitations imposed under the Code. We may also make discretionary matching contributions up to 4% of a participant’s eligible

401(k) compensation. The Company did not maintain any executive-specific benefit or perquisite programs in 2021.
Outstanding Equity Awards at 2021 Fiscal Year-End Table
The following table shows information regarding outstanding equity awards held by the NEOs as of December 31, 2021.

		Option Awards
							Equity Incentive	Equity Incentive
				Equity			Plan Awards:	Plan Awards:
				Incentive			Number of	Market or
				Plan Awards			Unearned	Payout Value
		Number of Securities	Number of Securities	Number of Securities			Shares, Units	Of Unearned
		Underlying	Underlying	Underlying			Or Other	Shares, Units or
		Unexercised	Unexercised	Unexercised	Option	Option	Rights That	Other Rights
		Options	Options	Unearned	Exercise	Expiration	Have Note	That Have Not
Name		Exercisable(#)	Unexercisable(#)(1)	Options	Price($)	Date	Vested(#)(2)	Vested($)
Matthew Crisp	(3)	80,656	—	—	0.15	10/31/2025	—	—
	(4)	215,080	—	—	0.15	5/10/2026	—	—
	(5)	322,620	—	—	0.50	11/24/2027	—	—
	(6)	403,275	134,425	—	1.10	8/13/2028	—	—
	(7)	67,211	201,638	—	1.35	10/12/2029	—	—
	(8)	67,212	201,638	—	1.99	1/24/2031	—	—
	(9)	134,425	403,275	—	1.99	2/8/2031	—	—
	(10)	—	—	—	—	—	193,107	1,465,682
	(10)	—	—	—	—	—	189,030	1,434,738
DeAnn Brunts	(11)	—	645,240	—	1.99	1/24/2031	—	—
	(12)	86,032	86,032	—	1.99	1/24/2031	—	—
	(10)	—	—	—	—	—	110,763	840,691
Jason Bull	(13)	53,770	161,310	—	1.35	5/31/2030	—	—
	(14)	26,885	80,655	—	1.99	2/8/2031	—	—
	(15)	—	161,310	—	1.99	2/8/2031	—	—
	(10)	—	—	—	—	—	81,528	618,798

(1)	Unless otherwise noted below, these option awards vest and become exercisable in approximately equal installments on each of the first four anniversaries of the applicable grant date, subject to continued service with the Company through each such vesting date. The regular term of each option expires on the tenth anniversary of the applicable grant date.
(2)	The amounts included in this column are the earn out awards. These awards were valued by a third party valuation firm based on a Monte Carlo simulation.
(3)	Granted on November 1, 2015. Award was fully vested as of November 1, 2019.
(4)	Granted on May 11, 2016. Award was fully vested on March 2, 2021.
(5)	Granted on November 24, 2017. Award was fully vested on April 7, 2021.
(6)	Granted on August 14, 2018. This option award vests and becomes exercisable in approximately equal installments on each of the first four anniversaries of the Vesting Commencement Date (here, August 14, 2018), subject to continued service with the Company through each such vesting date.
(7)	Granted on October 13, 2019. This option award vests and becomes exercisable in approximately equal installments on each of the first four anniversaries of the Vesting Commencement Date (here, October 21, 2020, the date the award’s performance milestone was achieved), subject to continued service with the Company through each such vesting date.
(8)	Granted on January 25, 2021. This option award vests and becomes exercisable in approximately equal installments on each of the first four anniversaries of the Vesting Commencement Date (here, October 21, 2020), subject to continued service with the Company through each such vesting date.
(9)	Granted on February 9, 2021. This option award vests and becomes exercisable in approximately equal installments on the Vesting Commencement Date (here, September 29, 2021) and each of the first three anniversaries of the Vesting Commencement Date, subject to continued service with the Company through each such vesting date.
(10)	Granted on September 29, 2021. This RSU award vests subject to continued service, if at any time on or after the Vesting Start Date but on or prior to the 3rd anniversary of the Vesting Start Date the closing price per share of the Common Stock over any 20 trading days within any 30 consecutive trading day period equals or exceeds: (i) $14, then 50% of this award will vest; and (ii) $16, then 50% of this award will vest.
(11)	Granted on January 25, 2021. This option award vests and becomes exercisable in approximately equal installments on each of the first two anniversaries of the Vesting Commencement Date (here, January 11, 2021), subject to continued service with the Company through each such vesting date.
(12)	Granted on January 25, 2021. This option award vests and becomes exercisable in approximately equal installments on each of the first eight quarterly anniversaries of the Vesting Commencement Date (here, December 1, 2020), subject to continued service with the Company through each such vesting date.
(13)	Granted on June 1, 2020. This option award vests and becomes exercisable in approximately equal installments on each of the first four anniversaries of the Vesting Commencement Date (here, June 1, 2020), subject to continued service with the Company through each such vesting date.
(14)	Granted on February 9, 2021. This option award vests and becomes exercisable in approximately equal installments on the Vesting Commencement Date (here, September 29, 2021) and each of the first three anniversaries of the Vesting Commencement Date, subject to continued service with the Company through each such vesting date.
(15)	Granted on February 9, 2021. This option award vests and becomes exercisable in approximately equal installments on each of the first four anniversaries of the Vesting Commencement Date (here, February 9, 2021), subject to continued service with the Company through each such vesting date.
Hedging and Pledging Policy
Under the terms of our insider trading policy, no agents, officers, employees, contractors, consultants and members of our Board of Directors (and their respective family members) may engage in hedging or monetization transactions involving our securities. In addition, such persons may not hold our securities in a margin account or pledge our securities as collateral for a loan unless the pledge has been approved by our Chief Legal Officer.

EQUITY COMPENSATION PLAN INFORMATION
Equity Compensation Plans
The following descriptions of our equity compensation plans are qualified by reference to the full text of those plans.

●
Benson Hill Biosystems, Inc. 2012 Stock Incentive Plan. Benson Hill maintains the Benson Hill Biosystems, Inc. 2012 Stock Incentive Plan (the “SIP”) in order to facilitate the past grant of stock options to directors, employees (including the named executive officers) and consultants of Legacy Benson Hill and its affiliates. In connection with the Merger Closing, all outstanding stock options of Legacy Benson Hill were converted into options to purchase shares of our Common Stock.

●
Benson Hill 2021 Omnibus Incentive Plan. In connection with the Merger, our stockholders approved the Incentive Plan, which replaced the SIP with respect to future equity grants. The Incentive Plan reserves 4% of the shares of Common Stock outstanding as of the Merger Closing for awards to be issued under the Incentive Plan (which includes the Exercise Price Options), plus a number of shares of Common Stock to be used for the issuance of Earn Out Awards under the Incentive Plan. In addition, the pool will increase on January 1 of each year from 2022 to 2031 by 3% of the total number of shares of Common Stock outstanding on the last day of the prior calendar year; provided, that the Incentive Plan’s administrator does not act prior to the January 1st of a given year to provide that there will be no increase in the share reserve for that year, or that the increase in the share reserve will be smaller than as provided in the Incentive Plan. The purpose of the Incentive Plan is to advance the interests of Benson Hill and its stockholders by providing an incentive program that will enable Benson Hill to attract, retain and award employees, consultants and directors and to provide them with an equity interest in the growth and profitability of Benson Hill. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock, RSUs, performance shares, performance units, other stock-based awards and cash-based awards. Future awards will be granted at the discretion of Benson Hill.

The following table presents information as of December 31, 2021 with respect to compensation plans under which shares of our Common Stock may be issued.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders
2012 Stock Incentive Plan	9,798,448	1.83	—
2021 Omnibus Incentive Plan	4,099,650(1)	1.48	6,094,203
Equity compensation plans not approved by security holders	—	—	—
Total	13,898,098	1.76	6,094,203

(1)	Includes 2,190,587 shares subject to outstanding stock options and 1,909,063 shares subject to outstanding RSUs.
(2)	The weighted average exercise price does not take into account the shares underlying outstanding RSUs, which have no exercise price.

Potential Payments Upon Termination or Change in Control
Pursuant to the 2021 Loyalty Agreement, each of Mr. Crisp and Mr. Bull are eligible for salary continuation payments upon a separation where the Company elects to bind Mr. Crisp or Mr. Bull, as applicable, to a one-year post-termination non-compete covenant (as summarized above under the heading “Employment Agreements”).
The Benson Hill, Inc. Executive Severance Plan (the “Severance Plan”) provides severance benefits (subject to execution of a release of claims in favor of Benson Hill and the participant’s continued compliance with certain restrictive covenants) to participating eligible employees, including executive officers not party to an individual employment agreement with Benson Hill, following a Qualifying Termination (as defined in the Severance Plan), including accrued benefits, salary continuation and COBRA premium reimbursements for a period of time determined based on the participant’s level in the organization and a prorated bonus for the year of such Qualifying Termination. Additionally, if certain senior executive participants experience a Qualifying Termination in the 12 months following a Change in Control (as defined in the Incentive Plan), such participants will be eligible for additional salary continuation, full-vesting of any outstanding time-based equity awards and, the price per share implied in the Change in Control will be deemed to be the price per share for performance vesting purposes to the extent applicable to the performance target.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal One: Election of Directors,” respectively, the following is a description of each transaction since January 1, 2021 and each currently proposed transaction in which:

●	Benson Hill has been or is to be a participant;
●	the amount involved exceeded or will exceed $120,000; and
●	any of New Benson Hill’s directors or executive officers or holders of more than 5% of New Benson Hill’s capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or material interest.

Master Service Agreement

Benson Hill has entered into a Master Service Agreement, dated January 7, 2018 (the “Master Service Agreement”), with Mercury Data Science, LLC (“Mercury”), which is an affiliate of each of Mercury Fund Affiliates III, L.P. and Mercury Camelback Fund, LLC, each of which holds significant investment in Benson Hill Common Stock. The Master Service Agreement provides for the provision of certain exploratory research services to Benson Hill. Mercury is entitled to a monthly fee of $20,000 per calendar month. In addition, Mercury is entitled to reimbursement for certain expenses incurred in connection with providing such services. The Master Service Agreement can be terminated by Benson Hill on thirty (30) days’ prior written notice. For the year ended December 31, 2021, Benson Hill paid approximately $393,420 to Mercury pursuant to the Master Service Agreement.
March 2022 PIPE Transaction

On March 24, 2022, we entered into definitive subscription agreements providing for the private placement to the investors of an aggregate of 26,150,000 units at a price of $3.25 per unit. Each unit consisted of (i) one share of the Common Stock and (ii) a warrant to purchase one-third of one share of Common Stock, for an aggregate purchase price of approximately $85.0 million. The aggregate amount of Common Stock underlying the warrants is 8,716,661 shares. The closing of the private placement occurred on March 25, 2022.
The private placement was negotiated with the investors at arm’s length through a placement agent, and each investor participated on the same terms as each other investor. J. Stephan Dolezalek, a director of the Company, is a Managing Partner at Grosvenor Food & AgTech (previously called the Wheatsheaf Group, LLC), which through its wholly-owned subsidiary Wheatsheaf Group U.S. Inc. is an investor in the private placement, purchasing an aggregate of $7,475,000 of securities in the transaction. In addition, entities affiliated with GV, S2G Ventures, Mercury, and Star Peak Sponsor II LLC were among the investors in the private placement, purchasing respectively an aggregate of $1,950,000, $4,062,500, $4,225,000 and $1,462,500 of securities in the transaction.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our officers and directors and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. As a matter of practice, our administrative staff assists our officers and directors in preparing initial reports of ownership and reports of changes in ownership and files those reports on their behalf. Based on our review of information provided, we believe that all required Section 16(a) filing requirements were met with respect to the fiscal year ended December 31, 2021, except that, due to administrative issues, one Form 4 for each of Ms. Montgomery and Mr. Rohr, relating to December 9, 2021 grants by the Company of 44,654 restricted stock units to each such director, was filed one day late on December 14, 2021.

ADDITIONAL INFORMATION

We will mail, without charge, upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
Benson Hill, Inc.
1001 North Warson Road
St. Louis, Missouri 63132
Attn: Investor Relations

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is also available at https://investors.bensonhill.com under “SEC Filings” in the “Financials” section of our website.

OTHER MATTERS

Our Board of Directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our Board of Directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

APPENDIX A
BENSON HILL, INC.
2022 EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the Benson Hill, Inc. 2022 Employee Stock Purchase Plan.
1.    Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code. However, the Company may grant options pursuant to one or more offerings under the Plan that are not intended to meet the requirements of Code Section 23.
The Plan was adopted by the Board and became effective on April 20, 2022. The Plan was approved by the Company’s stockholders on ________, 2022.
2.    Definitions.
(a)    “Board” shall mean the Board of Directors of the Company.
(b)    “Code” shall mean the Internal Revenue Code of 1986, as amended.
(c)    “Common Stock” shall mean the common stock of the Company.
(d)    “Company” shall mean Benson Hill, Inc., a Delaware corporation.
(e)    “Compensation” shall mean the base salary payable to an Employee by the Company or one or more Designated Subsidiaries during such individual’s period of participation in one or more offerings under the Plan, plus any pre-tax contributions made by the Employee to any cash-or-deferred arrangement that meets the requirements of Section 401(k) of the Code or any cafeteria benefit program that meets the requirements of Section 125 of the Code, now or hereafter established by the Company or any Designated Subsidiary. The Plan Administrator may make modifications to the definition of Compensation for one or more offerings as deemed appropriate.
(f)    “Designated Subsidiaries” shall mean all Subsidiaries of the Company designated by the Plan Administrator from time to time in its sole discretion as eligible to participate in the Plan.
(g)    “Employee” shall mean any individual who is a regular employee of the Company or a Designated Subsidiary. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Unless otherwise determined by the Plan Administrator and set forth in the applicable offering, where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 1st day following the expiration of such three (3)-month period.
(h)    “Enrollment Date” shall mean the first day of each Offering Period.

(i)    “Exercise Date” shall mean the last Trading Day in each Offering Period.
(j)    “Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:
i.If the Common Stock is listed on the New York Stock Exchange, its Fair Market Value shall be the closing sales price for such stock as reported at the end of regular hours trading on the day of such determination (or if no closing price was reported on that day, on the last preceding Trading Day such closing price was reported), as reported in the Wall Street Journal or such other source as the Plan Administrator deems reliable, or;
ii.In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.
(k)    “Offering Period” shall mean a period with respect to which the right to purchase Common Stock may be granted under the Plan, as set forth in Section 5.
(l)    “Plan” shall mean this Benson Hill, Inc. 2022 Employee Stock Purchase Plan.
(m)    “Plan Administrator” shall mean the Board or a committee of the Board appointed by the Board to administer the Plan in accordance with Section 14.
(n)    “Purchase Price” shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, the Plan Administrator may establish a higher price for one or more offerings under the Plan.
(o)    “Reserves” shall mean the number of shares of Common Stock covered by the options under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.
(p)    “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the total combined voting power of all classes of stock are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.
(q)    “Trading Day” means a day on which the New York Stock Exchange is open for trading.
3.    Eligibility.
(a)    Options may be granted only to Employees. Unless otherwise determined by the Plan Administrator for an offering, any Employee employed by the Company on the Enrollment Date for an Offering Period shall be eligible to participate in the Plan for such Offering Period.
(b)    Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (and any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries to

accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time, (iii) if the grant of such option to a citizen or resident of a foreign jurisdiction is prohibited under the laws of such jurisdiction, or (iv) if, with respect to the grant of such option to a citizen or resident of a foreign jurisdiction, compliance with the laws of the foreign jurisdiction would cause the Plan or an offering of an option under the Plan to violate the requirements of Section 423 of the Code and the applicable regulations thereunder.
4.    Offerings. The Plan shall be implemented through one or more offerings. Offerings may be consecutive or overlapping. Each offering shall be in such form and shall contain such terms and conditions as the Plan Administrator shall deem appropriate. The terms of separate offerings need not be identical; provided, however, that each offering shall comply with the provisions of the Plan and the participants in each offering shall have equal rights and privileges under that offering in accordance with the requirements of Section 423(b)(5) of the Code and the applicable regulations thereunder.
5.    Offering Periods. Offerings shall be implemented by consecutive Offering Periods beginning with the initial Offering Period, which shall begin on June 1, 2022 and end on the following May 31, 2023. Thereafter, the following twelve-month periods shall each constitute an Offering Period: the period (i) beginning January 1 and ending on the following December 30; (ii) beginning April 1 and ending on the following March 31; (iii) beginning July 1 and ending on the following June 30; and (iv) beginning October 1 and ending on the following September 30, such that the second Offering Period under this Plan shall begin on July 1, 2022 and end on June 30, 2023. In addition, the Plan Administrator may in its sole and absolute discretion provide for additional Offering Periods; provided, that each Offering Period shall commence at such time and be of such duration not to exceed twenty-seven (27) months, as determined by the Plan Administrator prior to the start of the applicable Offering Period.
6.    Participation.
(a)    An eligible Employee determined in accordance with Section 3 may elect to become a participant by accessing the website designated by the Company and electronically enrolling in an Offering Period or by submitting an enrollment agreement (in such form as the Company may provide) authorizing payroll deductions at least one (1) day prior to the applicable Enrollment Date, unless an earlier or later time for enrolling is set by the Plan Administrator for all eligible Employees with respect to a given offering or Offering Period.
(b)    The Plan Administrator may permit Employees in one or more offerings to contribute to the Plan by means other than payroll deductions.
7.    Payroll Deductions.
(a)    At the time a participant enrolls in an Offering Period, he or she shall elect to have payroll deductions made during the Offering Period pursuant to such procedures as the Plan Administrator may specify from time to time and in an amount between one percent (1%) and twenty-five percent (25%) of the Compensation which he or she receives during the Offering Period.
(b)    Payroll deductions shall commence on the first payroll period following the Enrollment Date and shall end on the last payroll period in the Offering Period, unless sooner altered or terminated as provided in the Plan.

(c)    All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account unless specifically provided for in the offering.
(d)    A participant may discontinue his or her participation in the Plan as provided in Section 11, or may decrease the rate of his or her payroll deductions during the current Offering Period by accessing the website designated by the Company and electronically amending his or her enrollment agreement or by submitting a new enrollment agreement (in such form as the Company may provide) authorizing a decrease in payroll deduction rate. The decrease in rate shall be effective with the first full payroll period following ten (10) business days after the Company’s receipt of the amended enrollment or earlier to the extent administratively practicable. A participant may increase the rate of his or her payroll deductions for an upcoming Offering Period by accessing the website designated by the Company and electronically amending his or her enrollment agreement or by submitting a new enrollment agreement (in such form as the Company may provide) authorizing an increase in payroll deduction rate within ten (10) business days prior to commencement of the upcoming Offering Period. A participant’s enrollment agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 11. The Plan Administrator shall be authorized to limit the number of participation rate changes during any Offering Period.
(e)    Notwithstanding the foregoing, to the extent necessary to comply with the limitations of Section 423(b)(8) of the Code and Section 3(b)(ii) herein, a participant’s payroll deductions may be decreased to 0% during any Offering Period if such participant would, as a result of such limitations, be precluded from buying any additional Common Stock on the Exercise Date for that Offering Period. The suspension of such deductions shall not terminate the participant’s participation in the Plan. Payroll deductions shall recommence at the rate provided in such participant’s enrollment agreement at the beginning of the first Offering Period for which the participant is able to purchase shares in compliance with the limitations of Section 423(b)(8) of the Code and Section 3(b)(ii) herein, unless terminated by the participant as provided in Section 11.
8.    Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date for such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Employee’s payroll deductions (and contributions) accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in Sections 3(b) and 14 hereof. However, the maximum number of shares of Common Stock purchasable per participant on any Exercise Date shall not exceed Twenty-Five Thousand U.S. dollars ($25,000) worth of shares (calculated based on the closing price of shares of Common Stock on the first day of the applicable Offering Period), subject to periodic adjustments in the event of certain changes in the Company’s capitalization as provided in Section 19. Exercise of the option shall occur as provided in Section 9, unless the participant has withdrawn pursuant to Section 11.

9.    Exercise of Option.
(a)    Unless a participant withdraws from the Plan as provided in Section 11 below, his or her option for the purchase of shares will be exercised automatically on each Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions (and contributions) in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 11. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant as soon as administratively practicable following the Exercise Date. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.
(b)    At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, local, foreign or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefit attributable to sale or early disposition of Common Stock by the participant. The Plan Administrator may require the participant to notify the Company before the participant sells or otherwise disposes of any shares acquired under the Plan.
10.    Delivery to Broker Account. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall deliver the shares purchased by the participant to a brokerage account established for the participant at a Company-designated brokerage firm. The account will be known as the “ESPP Broker Account”. The Company may require that, except as otherwise provided below, the deposited shares may not be transferred (either electronically or in certificate form) from the ESPP Broker Account until the later of the following two periods: (i) the end of the two (2)-year period measured from the Enrollment Date for the Offering Period in which the shares were purchased and (ii) the end of the one (1)-year measured from the Exercise Date for that Offering Period.
Such limitation shall apply both to transfers to different accounts with the same broker and to transfers to other brokerage firms. Any shares held for the required holding period may be transferred (either electronically or in certificate form) to other accounts or to other brokerage firms.
The foregoing procedures shall not in any way limit when the participant may sell his or her shares. Those procedures are designed solely to assure that any sale of shares prior to the satisfaction of the required holding period is made through the ESPP Broker Account. In addition, the participant may request a stock certificate or share transfer from his or her ESPP Broker Account prior to the satisfaction of the required holding period should the participant wish to make a gift of any shares held in that account. However, shares may not be transferred (either electronically or in certificate form) from the ESPP Broker Account for use as collateral for a loan, unless those shares have been held for the required holding period.
The foregoing procedures shall apply to all shares purchased by the participant under the Plan, whether or not the participant continues in Employee status.

11.    Withdrawal; Termination of Employment.
(a)    A participant may withdraw all but not less than all the payroll deductions and other contributions, if any, credited to his or her account and not yet used to exercise his or her option under the Plan at any time by accessing the website designated by the Company and electronically withdrawing from the Offering Period or by giving written notice to the Company (in such form as the Company may provide). All of the participant’s payroll deductions credited to his or her account will be paid to such participant as soon as practicable after receipt of notice of withdrawal and such participant’s option for the Offering Period will be automatically terminated, and no further payroll deductions (or contributions) for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions (or contributions) will not resume at the beginning of the succeeding Offering Period unless the participant timely enrolls in that Offering Period.
(b)    Upon a participant’s ceasing to be an Employee for any reason or upon termination of a participant’s employment relationship (as described in Section 2(g)), the payroll deductions and other contributions, if any, credited to such participant’s account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such participant’s option will be automatically terminated. A participant whose employment is deemed to have terminated under Section 2(g) may participate in any future Offering Period in which such individual is eligible to participate by timely enrollment in that Offering Period.
12.    Interest. No interest shall accrue on the payroll deductions credited to a participant’s account under the Plan unless otherwise required by applicable law.
13.    Stock.
(a)    The maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 5,000,000 shares of Common Stock. The share reserve shall be subject to adjustment upon changes in capitalization of the Company as provided in Section 18. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.
(b)    The participant will have no interest or voting right in shares covered by his option until such option has been exercised and the participant has become a holder of record of the purchased shares.
14.    Administration.
(a)    The Plan shall be administered by the Board of the Company or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:
(i)    Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

(ii)    If a committee is established or appointed to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the committee.
(b)    In addition, subject to the provisions of the Plan and, in the case of a committee, the specific duties delegated by the Board to such committee, the Board shall have the authority, in its sole discretion to approve addenda pursuant to Section 14(c) to accommodate participation of Employees employed by a non-U.S. Subsidiary with such terms and conditions as the Board deems necessary or appropriate to accommodate differences in local law, tax policy or custom which deviate from the terms and conditions set forth in the Plan to the extent necessary or appropriate to accommodate such differences.
(c)    The Board may approve such addenda to the Plan as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom, which, if so required under applicable laws, may deviate from the terms and conditions set forth in the Plan. The terms of any such addenda shall supersede the terms of the Plan to the extent necessary to accommodate such differences but shall not otherwise affect the terms of the Plan as in effect for any other purpose.
15.    Designation of Beneficiary.
(a)    A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.
(b)    Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
16.    Transferability. Neither payroll deductions (or contributions) credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 by the participant). Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 11.
17.    Use of Funds. All payroll deductions (and contributions) received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such monies unless otherwise required by applicable law.
18.    Reports. Individual book accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.
19.    Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.
(a)    Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves as well as the number of shares and price per share of Common Stock covered by each option under the Plan which has not yet been exercised and the maximum number of shares that may be purchased per participant on any Exercise Date, shall be equitably adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Plan Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option. The Plan Administrator may, if it so determines in the exercise of its sole discretion, make provision for adjusting the Reserves as well as the price per share of Common Stock covered by each outstanding option and the maximum number of shares that may be purchased per participant on any Exercise Date, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock.
(b)    Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Plan Administrator.
(c)    Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Plan Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Plan Administrator shortens the Offering Periods then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Plan Administrator shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 11. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Plan Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.
20.    Amendment or Termination.
(a)    The Board may at any time and for any reason terminate the Plan. The Board or its authorized committee may at any time amend the Plan. Except as provided in Section 19 or as necessary to comply with applicable laws or regulations, no such termination or amendment can adversely affect options previously granted without the consent of the affected participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision) or any other applicable law or regulation, the Company shall obtain stockholder approval in such a manner and to such a degree as required.
(b)    Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Plan Administrator shall be entitled to change the Offering Periods, change the maximum number of shares of Common Stock purchasable per participant on any Exercise Date, limit the frequency and/or number of changes in the amount withheld during Offering Periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation or contributed by the participant, and establish such other limitations or procedures as Plan Administrator determines in its sole discretion advisable which are consistent with the Plan.
21.    Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
22.    Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. In addition, should the Plan not be registered on an Exercise Date of any Offering Period in any foreign jurisdiction in which such registration is required, then no options granted with respect to the Offering Period to employees in that foreign jurisdiction shall be exercised on such Exercise Date, and all contributions accumulated on behalf of such employees during the Offering Period ending with such Exercise Date shall be distributed to the participating employees in that foreign jurisdiction without interest unless the terms of the offering specifically provide otherwise or otherwise required by applicable law.
As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23.    Governing Law. The Plan and the rights of all persons under the Plan shall be construed and administered in accordance with the laws of the State of Delaware without regard to its conflict of law principles.
24.    Term of Plan. The Plan shall continue in effect for a period of ten (10) years from the date of its adoption by the Board, unless otherwise terminated under Section 20.

BENSON HILL®

BENSON HILL, INC.
1001 NORTH WARSON ROAD
ST. LOUIS, MO 63132

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 12, 2022.

Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BHIL2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 12, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

YOUR VOTE IS IMPORTANT
We strongly recommend that you vote in advance of the Virtual Annual Meeting, even if you plan to access the meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D82004-P74112

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BENSON HILL, INC.

The Board of Directors recommends you vote FOR Proposals 1, 2 and 3:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. DeAnn Brunts	☐	☐	☐
1b. Matthew B. Crisp	☐	☐	☐
1c. J. Stephan Dolezalek	☐	☐	☐
1d. Adrienne Elsner	☐	☐	☐
1e. Daniel Jacobi	☐	☐	☐
1f. David J. Lee	☐	☐	☐
1g. Molly Montgomery	☐	☐	☐
1h. Craig Rohr	☐	☐	☐
1i. Linda Whitley-Taylor	☐	☐	☐

NOTE: For any other matter properly coming before the Virtual Annual Meeting of Stockholders, this proxy will be voted at the discretion of the proxy holder.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Form 10-K are available at www.proxyvote.com.

D82005-P74112

BENSON HILL, INC.
Annual Meeting of Stockholders
June 13, 2022 10:00 a.m. Central Time
This proxy is solicited by the Board of Directors

By signing the proxy, the undersigned stockholder hereby revokes all prior proxies and appoints Matthew B. Crisp and Yevgeny Fundler, and each of them, with full power of substitution, as proxies, and hereby authorizes them to represent and to vote all shares of Benson Hill, Inc. that the undersigned is entitled to vote on the matters shown on the reverse side and any other matters which may come before the Annual Meeting to be held on June 13, 2022 at 10:00 a.m. Central Time, and at all adjournments and postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side